EXHIBIT 10.3
                                 LEASE AGREEMENT


                                 by and between


                              3280 PEACHTREE I LLC
                                  ("Landlord")


                                       and


                    AMERICAN TELECONFERENCING SERVICES, LTD.,
                         D/B/A PREMIERE GLOBAL SERVICES
                                   ("Tenant")


                                      dated

                                October 28, 2005


                                       for


                                Suite Number 900

                            containing approximately

                    23,529 square feet of Rentable Floor Area



                          Term: Eighty-four (84) months


                         Terminus at 3280 Peachtree Road

                                 LEASE AGREEMENT

         THIS LEASE AGREEMENT (the "Lease"), is made and entered into this 28th day of October, 2005, by and between Landlord and Tenant.

                              W I T N E S S E T H:
                               - - - - - - - - - -

         1. CERTAIN DEFINITIONS. For purposes of this Lease, the following terms shall have the meanings hereinafter ascribed thereto:

                  (a) Landlord: 3280 PEACHTREE I LLC

                  (b) Landlord's Address:

                         Prior to Rental Commencement Date:

                         Cousins Properties Incorporated
                         2500 Windy Ridge Parkway
                         Suite 1600
                         Atlanta, Georgia  30339-5683
                         Attn:  Corporate Secretary

                         After Rental Commencement Date:

                         Cousins Properties Incorporated
                         3280 Peachtree Road
                         Suite 300
                         Atlanta, Georgia 30327
                         Attn: Corporate Secretary

                  (c) Tenant: AMERICAN TELECONFERENCING SERVICES, LTD., D/B/A PREMIERE GLOBAL SERVICES

                  (d)    Tenant's Address:

                         Prior to Rental Commencement Date:

                         3399 Peachtree Road, NE
                         Suite 700
                         Atlanta, Georgia  30326
                         Attn:    Vice President,
                                  Corporate Real Estate

                         After Rental Commencement Date:

                         3280 Peachtree Road
                         Suite 900
                         Atlanta, Georgia 30327
                         Attn:    Vice President,
                                  Corporate Real Estate

                  (e) Building Address:

                         3280 Peachtree Road
                         Atlanta, Georgia 30327

                  (f)    Suite Number: 900

                  (g) Rentable Floor Area of Demised Premises:

                         23,529 square feet of Rentable Floor Area on the 9th floor of the Building.

                  (h) Rentable Floor Area of Building:

                         582,049 square feet.

                  (i) Lease Term: Eighty-four (84) months.

                  (j) BASE RENTAL RATE: $21.00 per square foot of Rentable Floor Area of Demised Premises per year, subject to adjustments as set forth in Article 7 below.

                  (k) BOMA STANDARD: Means the American National Standard Method for Measuring Floor Area in Office Buildings, ANSI/BOMA Z65.1-1996 published by the Building Owners and Managers Association International. As a point of clarification, the floor area within the elevator lobby on any floor of the Building fully leased by Tenant shall be included in the calculation of Usable Area on such floor, and the BOMA Standard shall be so construed.

                  (l) BUCKHEAD AREA: Is the office sub-market known as the "Buckhead" sub-market, as shown in the most current published edition of "Dorey's Office Guide" or, if such periodical is no longer regularly published, in such other reputable publication that surveys and categorizes the market for commercial office buildings in the Atlanta, Georgia metropolitan area, as such other publication is agreed upon by Landlord and Tenant, in their respective reasonable judgment.

                  (m) BUSINESS DAY: Means each day from Monday through Friday, exclusive of Holidays. Wherever the term "day" or "days" is used herein (as distinguished from "Business Day" or "Business Days"), such term shall mean and refer to calendar days.




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

                  (n) DELIVERY DATE: Means the date the Building is substantially complete and a certificate of occupancy, temporary or otherwise, or its equivalent, is issued for the Building and the Building Parking Facilities. Landlord currently anticipates the Delivery Date to be July 1, 2007.

                  (o) DEMISED PREMISES DELIVERY DATE: Is defined in the Work Agreement attached as EXHIBIT "D".

                  (p) RENTAL COMMENCEMENT DATE: Subject to Section 7(c) below, the earlier of (x) August 1, 2007, or (y) the date upon which Tenant occupies the Demised Premises for the purpose of conducting business therein, but in no event prior to the Delivery Date. Landlord covenants that Tenant shall have reasonable access to the Building freight elevators and other such Building support services for the purpose of completing necessary work in the Demised Premises, after the Demised Premises Delivery Date, so that Tenant can complete Tenant's own work in the Demised Premises.

                  (q) RENT DEPOSIT: $60,783.25 (Article 5[c])

                  (r) CONSTRUCTION ALLOWANCE: $45.00 per square foot of Rentable Floor Area in the Demised Premises. (see EXHIBIT "D")

                  (s) SECURITY DEPOSIT: None

                  (t) BROKER(S): CUSHMAN & WAKEFIELD OF GEORGIA, INC. ("CW"), representing Tenant, and COUSINS PROPERTIES INCORPORATED ("CPI"), representing Landlord.

                  (u) PROJECT ARCHITECT: HKS, Inc.

                  (v) AFFILIATE: Any person which directly or indirectly controls a party hereto or which is directly or indirectly controlled by or under common control with a party hereto, including any parent, subsidiary, subsidiary of a party hereto parent, affiliate of a party hereto or any limited liability company, partnership, trust, corporation or other entity controlled by a party hereto, or any limited liability company, partnership, trust, corporation or other entity into which a party hereto may be converted or with which a party hereto may merge or into which a party hereto or its assets may be consolidated (the term "control" for these purposes shall mean the ability through agreement of the parties in interest of the ownership of shares, membership interests or partnership interests, as the case may be, to elect a majority of the directors of a corporation or to make management decisions on behalf of, or to independently select the managing partner or member of, a partnership or limited liability company).

         2. LEASE OF PREMISES. Landlord, in consideration of the covenants and agreements to be performed by Tenant, and upon the terms and conditions hereinafter stated, does hereby rent and lease unto Tenant, and Tenant does hereby rent and lease from Landlord, certain premises (the "Demised Premises") in the building (hereinafter referred to as "Building"), a rendering of which is shown on EXHIBIT "I", attached hereto and by this reference incorporated herein, located on that certain tract of land (the "Land") more particularly described on EXHIBIT "A" attached hereto and by this reference made a part hereof, which Land will generally be developed as shown on site plan attached hereto as EXHIBIT "J", attached hereto and by this reference incorporated herein, which Demised Premises are outlined in red or crosshatched on the floor plan attached hereto as EXHIBIT "B" and by this reference made a part hereof, with no easement for light, view or air included in the Demised Premises or being granted hereunder. The "Project" is comprised of the Building, the Land, the Building's parking facilities, any walkways, covered walkways, tunnels or other means of access to the Building and the Building's parking facilities, all common areas, including any lobbies or plazas, and any other improvements or landscaping on the Land. Landlord reserves the right to adjust the common boundaries between the Land and the real property adjacent to the Land from time to time, and upon making any such adjustment, Landlord shall give written notice thereof to Tenant, so long as such adjustment has no material impact on Tenant's use of the Demised Premises or Building or any costs payable by Tenant under the Lease. After any such adjustment, upon the request of either party, Landlord and Tenant shall amend this Lease to effect an appropriate adjustment in the legal description of the Land.

         The exact size of the Demised Premises shall be determined by Tenant and designated in Tenant's schematic design plans for the Demised Premises to be delivered by Tenant to Landlord on or before July 1, 2006. The Rentable Floor Area of the Demised Premises and the Usable Area within the Demised Premises shall be measured by the Project Architect as soon as practicable after receipt by Landlord of the "Plans and Specifications" (as defined in the Work Agreement attached here as EXHIBIT "D"), and Landlord shall notify Tenant in writing of Landlord's determination of such measurements and the calculation of the Rentable Floor Area of the Demised Premises promptly following such measurement. The measurements of Usable Area in the Demised Premises and in the Building shall be determined in accordance with the BOMA Standard. All measurements of Usable Area shall initially be made using the Computer Aided Drafting and Design ("CAD") system. Tenant shall have twenty (20) days following its receipt of such notice (which notice shall not be valid unless accompanied by the information from which said CAD system measurements were made, to enable Tenant to verify Landlord's determination) from Landlord of the Rentable Floor Area of the Demised Premises to have Tenant's Architect or Tenant's consultants perform the measurements and calculations of the Usable Area and Rentable Floor Area of the Building and the Usable Area and Rentable Floor Area of the Demised Premises calculated in accordance with this Lease and to notify Landlord in writing whether Tenant agrees or disagrees with Landlord's determinations of such calculations. Upon request within such twenty (20) day period, Landlord shall make available to Tenant the information from which such CAD system measurements were made so as to enable Tenant to verify Landlord's determination. If Tenant disagrees with Landlord's determination, Landlord and Tenant shall each cause their respective architects or consultants to meet and to endeavor in good faith, for an additional twenty (20) day period, to resolve their disagreement. If the parties' architects or consultants are unable to resolve such dispute within the twenty (20) day period, Landlord and Tenant shall, within thirty (30) days thereafter, cause their respective architects and consultants to appoint an independent architect who shall resolve such dispute regarding the calculation of the Usable Area and Rentable Floor Area of the Building and/or the Useable Area and Rentable Floor Area of the Demised Premises by selecting, within thirty (30) days after such architect's appointment, the calculation of Landlord or Tenant, whichever is determined by such independent architect (using the BOMA Standard for determining Usable Area and the applicable multipliers set forth in this Lease for converting Usable Area to Rentable Floor Area) to be closest to the correct calculation based upon measurements made by said selected independent architect using a CAD system. If the parties' architects or consultants are unable to agree upon the appointment of an independent architect within the time provided in the preceding sentence, either Landlord or Tenant, upon notice to the other, may request the appointment of such independent architect by the Chief Judge of the Fulton Superior Court. The decision of such independent architect shall be binding upon Landlord and Tenant, subject to the procedure for confirmation based on actual physical measurements as hereinafter provided in this Article 2. Landlord and Tenant shall each have the right at any time prior to the date which is thirty (30) days after the Delivery Date to confirm the measurements of the Demised Premises and the Building based upon actual physical measurements. If Landlord and Tenant determine that the total Rentable Floor Area of the Demised Premises, or of any floor of the Building which may be included in the Demised Premises, calculated on the basis of the actual physical measurements of the Demised Premises, shall vary by more than one percent (1%) from the respective Rentable Floor Area amounts or Usable Area amount previously established by means of the CAD system, Landlord and Tenant shall make the appropriate adjustments in the applicable calculations. If either party disagrees with the other party's determination of such calculations based upon actual physical measurements, Landlord and Tenant shall each cause their respective architects and consultants to meet and to endeavor in good faith, for an additional thirty (30) day period, to resolve their disagreement. If the parties' architects or consultants are unable to resolve such dispute within the thirty (30) day period, Landlord and Tenant shall each, within thirty (30) days thereafter, cause their respective architects or consultants to appoint an independent architect who shall undertake to make the physical measurements within thirty (30) days after its appointment and to then select the calculation of Landlord or Tenant, whichever is determined by such independent architect (using the BOMA Standard for determining Usable Area and for converting Usable Area to Rentable Floor Area) to be closest to the correct calculation based upon the actual physical measurements made by said selected independent architect. If the parties' architects or consultants are unable to agree upon the appointment of an independent architect within the time provided in the preceding sentence, either Landlord or Tenant, upon notice to the other, may request the appointment of such independent architect by the Chief Judge of the Fulton Superior Court. The decision by such independent architect shall be binding upon Landlord and Tenant; provided, however, adjustments in the applicable calculations shall be made only if the Rentable Floor Area amounts for the Building, for the Demised Premises or for any floor of the Building which may be included in the Demised Premises, based upon such physical measurements, vary by more than one percent (1%) from the respective Rentable Floor Area amounts or Usable Area amount previously established by means of the CAD system, and if the final decision on the correct physical measurement indicates a Rentable Floor Area of more than two percent (2%) in excess of the number stated in this Lease, then, notwithstanding what the final number is, for the purpose of determining Rent due from Tenant under this Lease, a figure which indicates a

Rentable Floor Area of 2% higher shall be used (the effect of which will be not to charge Tenant for the increase in Rentable Floor Area above two percent (2%)). Landlord and Tenant agree to share equally the costs of any independent architect selected to resolve a dispute or disagreement under this Article 2. Within thirty (30) days following the determination of the Rentable Floor Area of the Demised Premises, Landlord and Tenant agree to execute an amendment to this Lease confirming the size, location and configuration of the Demised Premises and attaching, in lieu of the Preliminary Floor Plans, final floor plans of each of the floors in the Building containing a portion of the Demised Premises (the "Final Floor Plans").


         3. TERM. The term of this Lease ("Lease Term") shall commence on the date first hereinabove set forth, and, unless extended or sooner terminated as provided in this Lease, shall end on the expiration of the period designated in
Article 1(i) above, which period shall commence on the Rental Commencement Date, unless the Rental Commencement Date shall be other than the first day of a calendar month, in which event such period shall commence on the first day of the calendar month following the month in which the Rental Commencement Date occurs. Promptly after the Rental Commencement Date Landlord shall send to Tenant a Supplemental Notice in the form of EXHIBIT "C" attached hereto and by this reference made a part hereof, specifying the Rental Commencement Date, the date of expiration of the Lease Term in accordance with Article 1(i) above and certain other matters as therein set forth.

         4. POSSESSION. The obligations of Landlord and Tenant with respect to the initial leasehold improvements to the Demised Premises are set forth in EXHIBIT "D" attached hereto and by this reference made a part hereof. Taking of possession of the Demised Premises by Tenant shall be conclusive evidence that:
(a) Landlord's construction obligations with respect to the Demised Premises have been completed in accordance with the Plans and Specifications and that the Demised Premises, to the extent of Landlord's construction obligations with respect thereto, are in good and satisfactory condition; and (b) the Project is in good and satisfactory condition and is accepted by Tenant as suitable for the purposes for which the Demised Premises are leased. The taking of possession by Tenant of any portion of the Demised Premises shall not be deemed as a waiver of
(i) any Punch List Item or warranty work that Landlord is required to provide or perform, or (ii) any above-ceiling or other latent defect, as of the date of Substantial Completion not readily visible during a walk-through inspection of the Demised Premises, and as to which Tenant shall have given Landlord written notice within eleven (11) months after the date of Substantial Completion, all of which items described in (i) and (ii) Landlord shall be obligated to promptly repair to the extent the condition requiring repair shall not be caused by Tenant, its agents, contractors or employees. Notwithstanding anything to the contrary contained herein, the Delivery Date shall not be deemed to have occurred unless and until Landlord shall have delivered the Demised Premises to Tenant (a) with Landlord's work contemplated by EXHIBITS "D", "D-1" and "D-2" being substantially complete (subject only to minor punchlist items that will not impair Tenant's use and enjoyment of the Demised Premises and which are capable of being completed on a reasonably prompt basis after the Delivery Date (the "Punchlist Items"), (b) with all of such work being in compliance with all applicable laws, codes, regulations and ordinances, and (c) with all systems serving the Demised Premises being operational and in good condition. Landlord covenants and agrees to use all reasonable efforts to complete the Punchlist Items within thirty (30) days after the Delivery Date, and Landlord covenants and agrees to complete the Punchlist items (other than the installation of long lead time items that cannot be delivered within such period) within sixty (60) days after the Delivery Date.



         5. RENTAL PAYMENTS.


                  (a) Commencing on the Rental Commencement Date, and continuing thereafter throughout the Lease Term, Tenant hereby agrees to pay all Rent due and payable under this Lease. As used in this Lease, the term "Rent" shall mean the Base Rental, Tenant's Forecast Additional Rental, Tenant's Additional Rental, and any other amounts that Tenant assumes or agrees to pay under the provisions of this Lease that are owed to Landlord. Base Rental together with Tenant's Forecast Additional Rental shall be due and payable in twelve (12) equal installments on the first day of each calendar month, commencing on the Rental Commencement Date and continuing thereafter throughout the Lease Term and any extensions or renewals thereof, and Tenant hereby agrees to pay such Rent to Landlord at Landlord's address as provided herein (or such other address as may be designated by Landlord from time to time) monthly in advance. Tenant shall pay all Rent and other sums of money as shall become due from and payable by Tenant to Landlord under this Lease at the times and in the manner provided in this Lease, without demand, deduction, set-off or counterclaim, except as otherwise expressly provided herein.

                  (b) If the Rental Commencement Date is other than the first day of a calendar month or if this Lease terminates on other than the last day of a calendar month, then the installments of Base Rental and Tenant's Forecast Additional Rental for such month or months shall be prorated on a daily basis and the installment or installments so prorated shall be paid in advance. Also, if the Rental Commencement Date occurs on other than the first day of a calendar year, or if this Lease expires or is terminated on other than the last day of a calendar year, Tenant's Additional Rental shall be prorated for such commencement or termination year, as the case may be, by multiplying such Tenant's Additional Rental by a fraction, the numerator of which shall be the number of days of the Lease Term (from and after the
         Rental Commencement Date) during the commencement or expiration or termination year, as the case may be, and the denominator of which shall be 365. The calculation described in Article 8 hereof shall be made as soon as possible after the expiration or termination of this Lease, and Landlord and Tenant hereby agree that the provisions relating to said calculation shall survive the expiration or termination of this Lease.

                  (c) As security for Tenant's obligations to take possession of the Demised Premises in accordance with the terms of this Lease and to comply with all of Tenant's covenants, warranties and agreements hereunder, Tenant shall deposit with Landlord within six (6) months of the date of this Lease, the sum set forth in Article 1(o) above. Such amount shall be applied by Landlord to the first monthly installment(s) of Base

         Rental as they become due hereunder. If Tenant fails to comply with any of Tenant's covenants, warranties or agreements hereunder, said sum shall be retained by Landlord for application in reduction, but not in satisfaction, of damages suffered by Landlord as a result of such breach by Tenant. Landlord shall not be required to keep such deposit separate from its general accounts.

                  (d) No payment by Tenant or acceptance by Landlord of an amount less than the Rent herein stipulated or otherwise becoming due shall be deemed a waiver of any other Rent due. No partial payment or endorsement on any check or any letter accompanying such payment of Rent shall be deemed an accord and satisfaction, and Landlord may accept such payment without prejudice to Landlord's right to collect the balance of any Rent due under the terms of this Lease or any late charge assessed against Tenant hereunder. All payments received by Landlord shall be applied by Landlord to the oldest balance due from Tenant.

          6. BASE RENTAL. Subject to adjustments in accordance with Article 7 below, from and after the Rental Commencement Date Tenant shall pay to Landlord a base annual rental (the "Base Rental") equal to the Base Rental Rate set forth in Article 1(j) above multiplied by the Rentable Floor Area of the Demised Premises set forth in Article 1(g) above (as the same may be modified pursuant to Section 2 above).

          7. RENT ESCALATION. (a) As used in this Article 7, the term "Lease Year" shall mean the twelve month period commencing on the Rental Commencement Date, or, if the Rental Commencement Date is not on the first day of a calendar month, commencing on the first day of the first calendar month following the Rental Commencement Date, and each successive twelve month period thereafter during the Lease Term.

                  (b) The Base Rental Rate for the First Lease Year shall be as set forth in Article 1(j) herein. On the first day of each Subsequent Year, the Base Rental Rate shall be increased to an amount as follows:

         Second Lease Year         $21.58 per square foot of Rentable Floor Area
         Third Lease Year          $22.17 per square foot of Rentable Floor Area
         Fourth Lease Year         $22.78 per square foot of Rentable Floor Area
         Fifth Lease Year          $23.41 per square foot of Rentable Floor Area
         Sixth Lease Year          $24.05 per square foot of Rentable Floor Area
         Seventh Lease Year        $24.72 per square foot of Rentable Floor Area

                  (c) For so long as no event of default (as defined in Article 19 herein) on the part of Tenant has occurred and is continuing, no Base Rental shall be due from Tenant for the Demised Premises, for the first eleven (11) months of the Lease Term.

          8. ADDITIONAL RENTAL.

                  (a) Subject to the terms of this Article 8, from and after the Rental Commencement Date, Tenant shall pay to Landlord "Tenant's Forecast Additional Rental (as defined in subparagraph (b) below) and "Tenant's Additional Rental" (as defined in subparagraph (c) below). Payment of Tenant's Forecast Additional Rental shall be made as set forth in Article 5(a).

                  (b) For purposes of this Lease,  "Tenant's Forecast Additional
         Rental" shall mean Landlord's reasonable estimate of Tenant's Additional Rental for the next occurring calendar year or portion thereof. If at any time Landlord reasonably determines that Tenant's Additional Rental for the current calendar year will vary from Landlord's estimate by more than five percent (5%), Landlord shall have the right (which right may be exercised no more than one time per year) to revise, by notice to Tenant, its estimate for such year, and subsequent payments by Tenant for such year shall be based upon such revised estimate of Tenant's Additional Rental. Failure to make a revision contemplated by the immediately preceding sentence shall not prejudice Landlord's right to collect the full amount of Tenant's Additional Rental. Prior to the Rental Commencement Date and thereafter prior to the beginning of each calendar year during the Lease Term, including any extensions thereof, Landlord shall present to Tenant a statement of Tenant's Forecast Additional Rental for such calendar year; provided, however, that if such statement is not given prior to the beginning of any calendar year as aforesaid, Tenant shall continue to pay during the next ensuing calendar year on the basis of the amount of Tenant's Forecast Additional Rental payable during the calendar year just ended until the month after such statement is delivered to Tenant.

                  (c) For purposes of this Lease, "Tenant's Additional Rental" shall mean for each calendar year (or portion thereof) the Operating Expense Amount (defined below) multiplied by the number of square feet of Rentable Floor Area of Demised Premises. As used herein, "Operating Expense Amount" shall mean an amount equal to (x) plus (y), where:

                           (x) equals the amount of Operating Expenses (as defined below) for such calendar year divided by the greater of (i) 95% of the number of square feet of Rentable Floor Area of the Building, or (ii) the total number of square feet of Rentable Floor Area occupied in the Building for such calendar year on an average annualized basis; provided, however, if the Operating Expenses actually incurred by Landlord are lower than would be incurred if at least 95% of the Building were occupied or if Landlord shall not furnish any particular item(s) of work or services (the cost of which would otherwise be included within Operating Expenses) to portions of the Building because (A) such portions are not occupied, (B) such item of work or services is not required or desired by the tenant of such portion, (C) such tenant is itself obtaining such item of work or services, or (D) of any other reason, then appropriate adjustments shall be made to determine Operating Expenses for such calendar year as though the Building were actually occupied to the extent of the greater of (i) or
                  (ii) above and as though Landlord had furnished such item of work or services to the greater of (i) or (ii) above; and

                           (y) equals a  management  fee  contribution  equal to
                  three percent (3%) of Tenant's Base Rental (on a per square foot basis) plus three percent (3%) of the per square foot amount described in (x).

                  (d) Within one hundred fifty (150) days after the end of the calendar year in which the Rental Commencement Date occurs and of each calendar year thereafter during the Lease Term, or as soon thereafter as practicable, Landlord shall provide Tenant a statement showing the Operating Expenses for said calendar year, as prepared by a certified public accounting firm designated by Landlord, and a statement prepared by Landlord comparing Tenant's Forecast Additional Rental with Tenant's Additional Rental. In the event Tenant's Forecast Additional Rental exceeds Tenant's Additional Rental for said calendar year, Landlord shall credit such amount against Rent next due hereunder or, if the Lease Term has expired or is about to expire, refund such excess to Tenant if Tenant is not in default under this Lease (in the instance of a default such excess shall be held as additional security for Tenant's performance, may be applied by Landlord to cure any such default, and shall not be refunded until any such default is cured). In the event that the Tenant's Additional Rental exceeds Tenant's Forecast Additional Rental for said calendar year, Tenant shall pay Landlord, within thirty (30) days of receipt of the statement, an amount equal to such difference. The provisions of this Lease concerning the payment of Tenant's Additional Rental shall survive the expiration or earlier termination of this Lease.

                  (e) For so long as Tenant is not in default under this Lease, Landlord's books and records pertaining to the calculation of Operating Expenses for any calendar year within the Lease Term may be audited by an authorized representative of Tenant at Tenant's expense, at any time within twelve (12) months after the end of each such calendar year; provided that Tenant shall give Landlord not less than thirty (30) days' prior written notice of any such audit. For purposes hereof, an authorized representative of Tenant shall mean a bona fide employee of Tenant, any reputable certified public accountant reasonably approved in writing by Landlord. In no event shall an authorized representative of Tenant include the owner of any office building in the metropolitan Atlanta, Georgia area or any affiliate of such owner. Prior to the commencement of such audit, Tenant shall cause its authorized representative to agree in writing for the benefit of Landlord that such representative will keep the results of the audit confidential and that such representative will not disclose or divulge the results of such audit except to Tenant and Landlord and except in connection with any dispute between Landlord and Tenant relating to Operating Expenses. Such audit shall be conducted during reasonable business hours at Landlord's office where Landlord's books and records are maintained (which shall be in the metropolitan area of Atlanta, Georgia). Tenant shall cause a written audit report to be prepared by its authorized representative following any such audit and shall provide Landlord with a copy of such report promptly after receipt thereof by Tenant. If Landlord's calculation of Tenant's Additional Rental for the audited calendar year was incorrect, then Tenant shall be entitled to a prompt refund of any overpayment or Tenant shall promptly pay to Landlord the amount of any underpayment, as the case may be.

                  Landlord shall not have the right to invoice Tenant for, and Tenant shall not be obligated to pay, any component of Operating Expenses that was incurred more than a year prior to the period covered by any final statement of such Operating Expenses (referenced in Article 8(d) herein) delivered to Tenant, except that such limitation shall not apply to bills or statements or adjustments to previously provided bills or statements from or issued by governmental or quasi-governmental entities (such as taxing authorities or any service provided through or under a municipality or municipal authority) for amounts lawfully due.

         9. OPERATING EXPENSES.

                  (a) For the purposes of this Lease, "Operating Expenses" shall mean all expenses, costs and disbursements (but not specific costs billed to specific tenants of the Building) of every kind and nature, computed on the accrual basis, relating to or incurred or paid in connection with the ownership, management, operation, repair, landscaping, and maintenance of the Project, incurred in keeping and maintaining such as a first-class Building in the Buckhead Area, including but not limited to, the following:

                           (1) wages,  salaries  and other  costs of all on-site
                  and off-site employees (at or below the level of regional property manager, or the equivalent position, which shall have salary and costs allocated among all buildings and projects for which such person has oversite responsibilities) engaged either full or part-time in the operation, management, maintenance or access control of the Project, including taxes, insurance and benefits relating to such employees, allocated based upon the time such employees are engaged directly in providing such services;

                           (2) the cost of all  supplies,  tools,  equipment and
                  materials used in the operation, management, maintenance and access control of the Project;

                           (3) the cost of all utilities for the Project, including but not limited to the cost of electricity, gas, water, sewer services, communication services, and power for heating, lighting, air conditioning and ventilating;

                           (4) the cost of all maintenance and service agreements for the Project and the equipment therein, including but not limited to security service, garage operators, window cleaning, elevator maintenance, HVAC maintenance, janitorial service, waste disposal and recycling service, telecommunications services, interior and/or exterior landscaping maintenance and customary interior and/or exterior landscaping replacement;

                           (5) the cost of repairs  and general  maintenance  of
                  the Project;

                           (6) amortization  (together with reasonable financing
                  charges, whether or not actually incurred) of the reasonable cost of acquisition and/or installation after Substantial Completion of the Building and Building Parking Facilities of capital investment items and/or capital improvements made by Landlord (including security and energy management equipment), amortized over their respective useful lives, which are installed for the purpose of reducing Operating Expenses (but only if Landlord was reasonable in determining that such capital investment item would reduce Operating Expenses to an amount projected to be greater than the expense which would be passed through to Tenant resulting from such capital investment item), promoting safety or complying with governmental requirements not in effect as of the date of this Lease; provided, however, that the costs under this Article for promoting safety or security may be included in Operating Expenses only after the fifth (5th) anniversary of the Rental Commencement Date, and that only twenty-five cents (25(cent)) per square foot of Rentable Floor Area, per annum (such limit to be increased every calendar year after 2007 by three percent (3%)]), may be included in Operating Expenses for Tenant as a result of capital costs incurred under this Article for promoting safety or security;

                           (7) the  reasonable  cost of  casualty,  rental loss,
                  liability and other insurance applicable to the Project and Landlord's personal property used in connection therewith;

                           (8) the reasonable cost of trash and garbage removal,
                  reasonably necessary air quality audits, vermin extermination, and snow, ice and debris removal;

                           (9) the  reasonable  cost  of  legal  and  accounting
                  services incurred by Landlord in connection with the management, maintenance, operation and repair of the Project, excluding the owner's or Landlord's general accounting, such as partnership statements and tax returns, and excluding services described in Article 9(b)(14) below;

                           (10) all taxes, assessments and governmental charges,
                  whether or not  directly  paid by Landlord,  whether  federal, state, county or municipal and whether they be by taxing districts or authorities presently taxing the Project or by others subsequently created or otherwise, and any other taxes and assessments attributable to the Project or its operation (and the reasonable costs of contesting any of the same, but only if Landlord has a reasonable belief that a contest of such taxes will result in a reduction thereof), including community improvement district taxes and business license taxes and fees, excluding, however, taxes and assessments imposed on the personal property of the tenants of the Project, federal and state taxes on income, death taxes, franchise taxes, inheritance taxes, gift taxes, transfer taxes, excise taxes, net income taxes, profit taxes, capital levies, late payment charges and penalties (except if incurred in connection with and as a required part or condition of a protest or contest of such taxes), special assessments levied against property other than real estate, and any taxes (other than business license taxes and fees) imposed or measured on or by the income of Landlord from the operation of the Project; and it is agreed that Tenant will be responsible for ad valorem taxes on its personal property and on the value of the leasehold improvements in the Demised Premises to the extent that the same exceed Building Standard allowances, if said taxes are based upon an assessment which includes the cost of such leasehold improvements in excess of Building Standard allowances. If any special assessments are imposed, Landlord shall pay such special assessments in the maximum number of installments and over the maximum time period allowed, and only the specific installments falling due during the Lease Term may be included in Operating Expenses;

                           (11) the reasonable  cost of operating the management
                  office for the Project, including in each case the cost of office supplies, bulletins or newsletters distributed to tenants, postage, telephone expenses, maintenance and repair of office equipment, non-capital investment equipment, amortization (together with reasonable financing charges) of the cost of capital investment equipment, and rent;

                           (12) if a fitness  center (not to exceed 8,000 square
                  feet of Rentable Floor Area), conference center (not to exceed 4,000 square feet of Rentable Floor Area), or other amenity available for use by Tenant and all similarly situated tenants of the Project is operating within the Building, the pro rata share applicable to the Building (allocated on a per square foot basis among the buildings whose tenants have the right to utilize the amenity in question) of the reasonable, out-of-pocket, net costs (after applying any revenues or income from such facility) of operating, managing, maintaining and repairing such amenity and the equipment and furnishings therein, including, without limitation, the cost of utilities, janitorial services, supplies, insurance, personal property taxes, and amortization (together with reasonable financing charges, not to exceed the Prime Rate, plus two percent (2%) per annum) of the cost of replacing worn out or obsolete equipment, furniture, or other applicable items, but excluding costs of upfitting the amenity space and the costs of purchasing the equipment and furniture initially or thereafter installed in the amenity in question;

                           (13) the pro rata share applicable to the Land of the
                  shared costs incurred by Landlord as "Owner" of the Project under and pursuant to that certain Amended, Modified and Restated Declaration of Covenants, Conditions and
                  Restrictions: Easements, Restrictions, Reservations and Grant of Development Rights in Limited Warranty Deed; Off-Site Development Agreement; and Modification of Easements, Covenants, Conditions, Restrictions and Other

                  Agreements, dated as of August 13, 1999, recorded in Deed Book 28389, page 285, Fulton County, Georgia records, as may have been or may be further modified, amended or supplemented from time to time (the "Master Declaration"). The costs to be shared are defined in the Master Declaration, and the pro rata share of the foregoing costs, which are applicable to the Project, shall be determined in accordance with the Master Declaration; and

                           (14) amortization (together with reasonable financing
                  charges, whether or not actually incurred) of the reasonable cost of acquisition and/or installation of capital investment items, amortized over their respective useful lives, which are installed for the purpose of maintaining the first-class nature of the Project (taking into account the age of the Project), including capital investment items which are replacements of items which are obsolete or cannot be repaired in an economically feasible manner, but not including upgrades such as replacing the exterior surface of the Building or reconfiguring the Building or the lobby or substantially upgrading the finishes therein. Landlord and Tenant agree that the costs under this Article 8.1.14 may be included in Operating Expenses only after the fifth (5th) anniversary of the Rent Commencement Date. Landlord and Tenant agree that the costs under this Article 8.1.14 may be included in Operating Expenses only after the fifth (5th) anniversary of the Rental Commencement Date and that only twenty-five cents (25(cent)) per square foot of Rentable Floor Area, per annum (such limit to be increased every calendar year after 2007 by three percent (3%)]), may be included in Operating Expenses as a result of costs incurred under this Article 8.1.14.

                  (b) For purposes of this Lease, and notwithstanding anything in any other provision of this Lease to the contrary, "Operating Expenses" shall not include the following:

                           (1) the cost of any special work or service performed
                  for any tenant (including Tenant) at such tenant's cost;

                           (2) the cost of installing, operating and maintaining
                  any specialty service, such as an observatory, broadcasting facility, luncheon club, restaurant, cafeteria, retail store, sundry shop, newsstand, or concession, but only to the extent such costs exceed those which would normally be expected to be incurred had such space been general office space;

                           (3) the cost of correcting defects in construction;

                           (4) compensation paid to officers and executives of Landlord (but it is understood that property management employees may carry a title such as vice president and the salaries and related benefits of these officers/employees of Landlord would be allowable Operating Expenses under Article 9[a][1] above);

                           (5) the  cost of any  items  for  which  Landlord  is
                  reimbursed by insurance, condemnation or otherwise, except for costs reimbursed pursuant to provisions similar to Articles 8 and 9 hereof;

                           (6) the cost of any additions,  changes, replacements
                  and other items which are made in order to prepare for a new tenant's occupancy;

                           (7) the cost of repairs incurred by reason of fire or
                  other casualty reimbursed by insurance proceeds under policies maintained by Landlord;

                           (8) insurance  premiums to the extent Landlord may be
                  directly reimbursed therefor, except for premiums reimbursed pursuant to provisions similar to Articles 8 and 9 hereof;

                           (9) interest on debt or amortization  payments on any
                  mortgage or deed to secure debt (except to the extent specifically permitted by Article 9[a]) and rental under any ground lease or other underlying lease;

                           (10) any real estate  brokerage  commissions or other
                  costs incurred in procuring tenants or any fee in lieu of such commission;

                           (11) any advertising  expenses incurred in connection
                  with the marketing of any rentable space;

                           (12) rental payments for base building equipment such
                  as HVAC equipment and elevators;

                           (13) any  expenses for repairs or  maintenance  which
                  are covered by warranties and service contracts, to the extent such maintenance and repairs are made at no cost to Landlord;

                           (14) legal expenses  arising out of the  construction
                  of the improvements on the Land or the enforcement of the provisions of any lease affecting the Land or Building, including without limitation this Lease;

                           (15) management fees (Tenant's obligation for a management fee contribution is set forth in Article 8[c][y] above);

                           (16) the cost of any capital investment items, except
                  for the amortization of such costs as permitted by Articles 8.1.6, 8.1.11 and 8.1.12 hereof;

                           (17)  any  costs   paid  to  any   person  or  entity
                  affiliated with Landlord to the extent the costs paid for such services exceed the fair market value for such services;

                           (18) the cost of  overtime  paid by  Landlord to cure
                  its defaults or any amounts paid as a fine, penalty or interest as a result of Landlord's late payments;

                           (19) costs of any  cleanup,  containment,  abatement,
                  removal or remediation of "Hazardous Substances" (as herein defined) (except for Hazardous Substances as are commonly and legally used or stored as a consequence of using the Project as a predominantly office project, and only if the quantities thereof do not necessitate a "response action", as that term is defined in CERCLA, or similar reporting requirement under applicable Georgia law), to the extent such were either (i) on the Project on the date of this Lease; (ii) introduced onto the Project by Landlord, or as a result of Landlord's gross negligence; or (iii) introduced onto the Project by a third-party identified by Landlord;

                           (20) the  cost of any  improvements,  alterations  or
                  extraordinary repairs which are required to comply with laws in effect as of the date of this Lease which require compliance at any time during the Lease Term;

                           (21) any charitable or political contributions;

                           (22) any costs or expenses (including fines, penalties and interest) incurred due to the violation of any Legal Requirements to the extent such costs or expenses exceed those which would have been incurred and included in Operating Expenses in the absence of such violation;

                           (23) any costs or expenses (including fines, penalties and interest) incurred due to the breach or default by Landlord of its obligations under any lease or other agreement pertaining to the Project to the extent such costs or expenses exceed those that would have been incurred and included in Operating Expenses in the absence of such breach or default;

                           (24) architectural or engineering fees and expenses, except such fees and expenses incurred in connection with the management, operation, repair and maintenance of the Project as provided in Article 8.1 above;

                           (25) costs of  decorating,  redecorating,  or special
                  cleaning or other services not provided on a regular basis to tenants of the Building;

                           (26) any charge for  depreciation  of the Building or
                  equipment and any interest or other financing charge, to the extent not specifically included under a provision in Article 9(a);

                           (27) all costs including leasing commissions relating
                  to activities for the solicitation and execution of leases including renewals of space in the Building;

                           (28) the cost of tools and equipment  used  initially
                  in the construction, operation, repair and maintenance of the Building;

                           (29) the cost of any work or service performed for or
                  facilities furnished to any tenant of the Building to a materially greater extent or in a manner materially more favorable to such tenant than that performed for or furnished to tenant;

                           (30) cost of correcting any defects in original construction;

                           (31)  cost  incurred  in  connection  with the  sale,
                  financing,   refinancing,   mortgaging,  or  other  change  of
                  ownership in the Building;

                           (32)  costs  arising  from the  gross  negligence  or
                  willful   misconduct   of  Landlord  or   Landlord's   agents,
                  employees, licensees, agents, vendors, or contractors;

                           (33)  cost  for  the   acquisition   of   sculptures,
                  paintings and other fine art;

                           (34) any compensation  paid to clerks,  attendants or
                  other persons in commercial concessions operated by Landlord;

                           (35) rental  payment for any Base Building  equipment
                  to the extent such expenses would be capital expenses if the equipment in question were purchased rather than leased, except to the extent such is leased on a temporary or emergency basis;

                           (36) legal  expenses,  accounting  expenses  or other
                  professional fees arising out of any matter whatsoever other than directly in connection with the Operating Expenses or Taxes;

                           (37) costs of acquisition of the signs for the Project which are in place as of the Rental Commencement Date, identifying the owner of the Building or other tenants;

                           (38)  Landlord's   general  corporate   overhead  and
                  general and administrative expenses, except to the extent such are permitted under Article 9(a) herein;

                           (39) cost of any Tenant appreciation events hosted by
                  Landlord in excess of three (3) such events per calendar year;

                           (40) any rent payable  with respect to the  Project's
                  management office which is computed at rental rates in excess of fair market rents or payable with respect to space in excess of a reasonably sized management office; not to exceed two thousand (2,000) square feet of Rentable Floor Area is size;

                           (41) utility costs and costs of trash removal services provided to tenants of the "Retail Component" (as herein defined), and the costs incurred in performing any special work or service for retail tenants or other individual tenants, which work and services are materially in excess of work and services required to be provided to Tenant under the Lease; and

                           (42) With respect to the Building Parking Facilities,
                  no costs incurred as a result of operating such facility at times after typical office parking decks are operated, or which arise directly as a result of the use of the Building Parking Facility by the Retail Component shall be included as a part of Operating Expenses.

                  (c) The Project includes, in addition to the Building, certain retail spaces in the garage facilities or on the street adjacent to the Building (collectively, the "Retail Components"). Operating Expenses for the Retail Components shall be segregated on a commercially reasonable basis and excluded from the Operating Expenses calculated under this Article 9, to the extent that Operating Expenses are incurred for the sole benefit of, or directly for, the Retail Component. To the extent Operating Expenses are not so segregated and are incurred for the benefit of, or directly for, both the Building and the Retail Component(s) of the Project, such costs shall be allocated between the Building and the respective Retail Component(s) on a per square foot basis. For example, and by way of illustration but not limitation, the costs of janitorial services for the Retail Component, dumpsters for the Retail Component, and utilities for the Retail Component shall be allocated solely to the Retail Component, and not to the Building, and the costs of janitorial services for the Building shall be allocated to the Building, and not the Retail Component, but the cost of care and maintenance of Project roads and landscaping shall be allocated between the Building and the Retail Component, based on the square footage of each. Landlord shall also make comparable adjustment to Operating Expenses for services provided to the retail components of and within the Building lobby, to the extent services provided to office tenants and such retail tenants are different.

         10. TENANT TAXES; RENT TAXES. Tenant shall pay promptly when due all taxes directly or indirectly imposed or assessed upon Tenant's gross sales, business operations, machinery, equipment, trade fixtures and other personal property or assets, whether such taxes are assessed against Tenant, Landlord or the Building. In the event that such taxes are imposed or assessed against Landlord or the Building, Landlord shall furnish Tenant with all applicable tax bills, public charges and other assessments or impositions and Tenant shall forthwith pay the same either directly to the taxing authority or, at Landlord's option, to Landlord. In addition, in the event there is imposed at any time a tax upon and/or measured by the rental payable by

Tenant under this Lease, whether by way of a sales or use tax or otherwise, Tenant shall be responsible for the payment of such tax and shall pay the same on or prior to the due date thereof; provided, however, that the foregoing shall not include any inheritance, estate, succession, transfer, gift or income tax imposed on or payable by Landlord.

         11. PAYMENTS. All payments of Rent and other payments to be made to Landlord shall be made on a timely basis and shall be payable to Landlord or as Landlord may otherwise designate. All such payments shall be mailed or delivered to Landlord's Address designated in Article 1(b) above or at such other place as Landlord may designate from time to time in writing. If mailed, all payments shall be mailed in sufficient time and with adequate postage thereon to be received in Landlord's account by no later than the due date for such payment. Tenant agrees to pay to Landlord Fifty Dollars ($50.00) for each check presented to Landlord in payment of any obligation of Tenant which is not paid by the bank on which it is drawn, together with interest from and after the due date for such payment at the Prime Based Rate on the amount due. "Prime Based Rate" means
(a) the "prime rate" as reported in the Wall Street Journal (or if the Wall Street Journal ceases to publish the prime rate or ceases publication, the "prime rate" shall be the prime rate then offered by Bank of America, N.A. in Atlanta, Georgia), plus (b) four (4) percentage points.

         12. LATE CHARGES. Any Rent or other amounts payable to Landlord under this Lease, if not paid by the fifth day of the month for which such Rent is due, or by the due date specified in any invoices from Landlord for any other amounts payable hereunder, shall incur a late payment service charge of Fifty Dollars ($50.00) for Landlord's administrative expense in processing such delinquent payment and in addition thereto shall bear interest at the Prime Based Rate from and after the due date for such payment; provided, however, that no late payment service charge shall be due for the first payment in any calendar year not received from Tenant when due, unless such amount is not paid by Tenant within ten (10) days after notice to Tenant that such payment was not made when due. In no event shall the rate of interest payable on any late payment exceed the legal limits for such interest enforceable under applicable law.

         13. USE RULES. The Demised Premises shall be used for executive, general administrative and office space purposes and no other purposes and in accordance with all applicable laws, ordinances, rules and regulations of governmental authorities and the Rules and Regulations attached hereto as EXHIBIT "F" and made a part hereof. The occupancy rate of the Demised Premises shall in no event be more than one (1) person per 175 square feet of Rentable Floor Area within the Demised Premises, (with occupancy including employees and contractors housed or stationed on a regular basis, but not invitees). Tenant covenants and agrees to abide by the Rules and Regulations in all respects as now set forth and attached hereto or as hereafter promulgated by Landlord. Landlord shall have the right at all times during the Lease Term to publish and promulgate and thereafter enforce such rules and regulations or changes in the existing Rules and Regulations as it may reasonably deem necessary in its sole discretion to protect the tenantability, safety, operation, and welfare of the Demised Premises and the Project. Notwithstanding the foregoing, Landlord shall not modify the Rules and Regulations in a way that materially increases Tenant's obligations hereunder or materially decreases Tenant's rights hereunder. Landlord shall enforce the Rules and Regulations in a non-discriminatory manner against similarly situated tenants.

         14. ALTERATIONS. Except for any initial improvement of the Demised Premises pursuant to EXHIBIT "D", which shall be governed by the provisions of said EXHIBIT "D", and except for Permitted Changes, Tenant shall not make, suffer or permit to be made any alterations, additions or improvements to or of the Demised Premises or any part thereof, or attach any fixtures or equipment thereto, without first obtaining Landlord's written consent, which consent shall not be unreasonably withheld, conditioned or delayed. Without Landlord's prior consent, Tenant shall be entitled to make nonstructural alterations and additions which (i) do not adversely affect the plumbing, heating, air conditioning, ventilation, electrical, mechanical and life safety systems of the Demised Premises and the Building (ii) do not materially reduce the overall quality of the leasehold improvements in the Demised Premises below the average level of quality typically found in first-class office buildings in the Buckhead area of Atlanta, Georgia (iii) are not visible from the exterior of the Building (due to unusual lighting of such alterations or additions in close proximity to the Building's exterior windows), and (iv) do not involve a Non-Standard Alteration ("Permitted Changes"). Other than the Permitted Changes, Tenant shall make no alterations in, or additions to, the Demised Premises without first obtaining, in writing, Landlord's consent for such alterations or additions, which consent shall not be unreasonably withheld or conditioned. Any such alterations, additions or improvements to the Demised Premises consented to by Landlord, except for Permitted Changes shall be made by Landlord or under Landlord's supervision for Tenant's account and Tenant shall reimburse Landlord for all costs thereof (including a reasonable charge for Landlord's overhead), as Rent, within twenty (20) days after receipt of a statement. All such alterations, additions and improvements shall become Landlord's property at the expiration or earlier termination of the Lease Term and shall remain on the Demised Premises without compensation to Tenant unless Landlord elects by notice to Tenant, to be given, if at all, at the time Landlord consents to such alterations, additions and improvements, to have Tenant remove such alterations, additions and improvements, in which event, notwithstanding any contrary provisions respecting such alterations, additions and improvements contained in
Article 32 hereof, Tenant shall promptly restore, at its sole cost and expense, the Demised Premises to its condition prior to the installation of such alterations, additions and improvements, normal wear and tear excepted.

         15. REPAIRS.

                  (a) Landlord shall maintain in good order and repair, subject to normal wear and tear and subject to casualty and condemnation, the Project, Building (excluding the Demised Premises and other portions of the Building leased to other tenants), the Building parking facilities, the public areas and the landscaped areas. Notwithstanding the foregoing obligation, the cost of any repairs or maintenance to the foregoing necessitated by the intentional acts or negligence of Tenant or its directors, officers, partners, members, shareholders, representatives, agents, contractors, employees, servants, invitees, patrons, guests, visitors, licensees, subtenants, assignees, and any other party for whom Tenant is or shall become liable or responsible (each and together herein referred to as "Tenant's Agents"); provided, however, the term "Tenant's Agent's shall not include Landlord or any of its directors, officers, partners, members, shareholders, representatives, agents, contractors, employees, servants, invitees, patrons, guests, visitors, licensees, tenants (other than Tenant), assignees or any other party for whom Landlord is or shall become liable or responsible (collectively, the "Landlord's Agents"), shall be borne solely by Tenant and shall be deemed Rent hereunder and shall be reimbursed by Tenant to Landlord within twenty
         (20) days after demand therefore is made. Landlord shall not be required to make any repairs or improvements to the Demised Premises except structural repairs necessary for safety and tenantability, or repairs arising out of a claim against Landlord under the express terms of Article 37(b) herein.

                  (b) Tenant covenants and agrees that it will keep and maintain the Demised Premises in good condition and repair, except for casualty, condemnation and normal wear and tear. Tenant shall at once report, in writing, to Landlord any defective or dangerous condition actually known to Tenant. Landlord has no obligation and has made no promise to alter, remodel, improve, repair, decorate or paint the Demised Premises or any part thereof, except as specifically and expressly herein set forth.

                  (c) Tenant shall be responsible for stopped-up drains where such stoppage is caused by the introduction by Tenant or Tenant's Agents from within the Demised Premises of foreign objects not intended for disposal in such drains. If Landlord shall repair such drains, Tenant shall reimburse Landlord, as additional Rent, for the costs of such repairs, together with the costs of any repairs or damage to the Demised Premises or the Building and to the property of other tenants or Landlord which results from such stoppage.

         16. LANDLORD'S RIGHT OF ENTRY. Landlord shall retain duplicate keys to all doors of the Demised Premises and Landlord and its agents, employees and independent contractors shall have the right to enter the Demised Premises at reasonable hours (upon not less than 24 hours prior notice, except in an emergency for which no notice shall be required) to inspect, test and examine the same (including, without limitation, air quality audits), to make repairs, additions, alterations, and improvements, to exhibit the Demised Premises to mortgagees, prospective mortgagees, purchasers or, if in the last twelve (12) months of the Lease Term or while an event of default has occurred and is continuing, to prospective tenants, and to inspect the Demised Premises to ascertain that Tenant is complying with all of its covenants and obligations hereunder, all without being liable to Tenant in any manner whatsoever for any damages arising therefrom, except to the extent arising under the express terms of Article 37(b) herein; provided, however, that Landlord shall, except in case of emergency, afford Tenant such prior notification of an entry into the Demised Premises as shall be reasonably practicable under the circumstances. Landlord shall be allowed to take into and through the Demised Premises any and all materials that may be required to make such repairs, additions, alterations or improvements. During such time as such work is being carried on in or about the Demised Premises, the Rent provided herein shall not abate, and Tenant waives any claim or cause of action against Landlord for damages, except to the extent liability would arise under the express terms of Article 37(b) herein. During such time as such work is being carried on in or about the

Demised Premises, the Rent herein shall not abate, unless Tenant's use and enjoyment of a substantial portion of the Demised Premises is materially adversely affected for five (5) or more consecutive Business Days (in which case the Base Rental and Tenant's Additional Rental shall thereafter abate in the proportion that the Demised Premises are unusable commencing on the sixth (6th) Business Day after such interruption and continuing until Tenant is again able to conduct its business from such portion of the Demised Premises), and Tenant waives any claim or cause of action against Landlord for damages by reason of interruption of Tenant's business or loss of profits therefrom because of the prosecution of any such work or any part thereof, unless such claim would arise under the express terms of Article 37(b) herein. Landlord does hereby agree to use all reasonable efforts to minimize any interference with Tenant's business caused by any such entry.

         17. INSURANCE. Tenant shall procure at its expense and maintain throughout the Lease Term a policy or policies of special form/all-risk insurance insuring the full replacement cost of its furniture, fixtures, equipment, supplies, and other property owned, leased, held or possessed by it and contained in the Demised Premises (subject to a commercially reasonable deductible) together with the excess value of the improvements to the Demised Premises over the Construction Allowance (with a replacement cost endorsement) and worker's compensation insurance as required by applicable law. Tenant shall also procure at its expense and maintain throughout the Lease Term a policy or policies of commercial general liability insurance, insuring Tenant, against risks typically covered by a standard commercial general liability policy covering Tenants, the limits of such policy or policies to be in combined single limits for both damage to property and personal injury and in amounts not less than Three Million Dollars ($3,000,000) for each occurrence. Such insurance shall, in addition, extend to any liability of Tenant arising out of the indemnities provided for in this Lease. Tenant shall also carry such other types of insurance in form and amount which Landlord shall reasonably deem to be prudent for Tenant to carry, should the circumstances or conditions so merit Tenant carrying such type of insurance, provided that such insurance is consistently and customarily required of tenants in other first class office buildings in the Buckhead Area and is available at commercially reasonable rates. All insurance policies procured and maintained by Tenant pursuant to this
Article 17 shall name Landlord, any mortgagee, Landlord's property management company and the asset management company for the Project (if any), as additional insureds, shall be carried with companies licensed to do business in the State of Georgia having a rating from Best's Insurance Reports of not less than A-/VIII, and shall be non-cancelable and not subject to material change except after the applicable insurance company endeavoring to give thirty (30) days' written notice to Landlord. Such policies or duly executed certificates of insurance with respect thereto, accompanied by proof of payment of the premium therefor, shall be delivered to Landlord prior to the Rental Commencement Date, and renewals of such policies shall be delivered to Landlord at least thirty
(30) days prior to the expiration of each respective policy term.

         Landlord shall procure and maintain at its expense (but with the expense to be included in Operating Expenses) throughout the Lease Term a policy or policies of special form/all-risk (including rent loss coverage) real and personal property insurance covering the Project (including the leasehold improvements in the Demised Premises up to the amount of the

Construction Allowance, but excluding Tenant's personal property and equipment), in an amount equal to the full insurable replacement cost thereof as such may increase from time to time (but such insurance may provide for a commercially reasonable deductible), and in an amount sufficient to comply with any co-insurance requirements in such policy, and a policy of workers' compensation insurance, if any, as required by applicable law. In addition, Landlord shall procure and maintain at its expense (but with the expense to be included in Operating Expenses) and shall thereafter maintain throughout the Lease Term, a commercial general liability insurance policy covering the Project with combined single limits for both damage to property and personal injury of not less than Three Million Dollars ($3,000,000) per occurrence, subject to annual aggregate limits of not less than Five Million Dollars ($5,000,000). Landlord may also carry such other types of insurance in form and amounts which Landlord shall determine to be appropriate from time to time, and coverages with limits in excess of the limits expressly set forth in this Article, and the cost thereof shall be included in Operating Expenses, if such insurance or coverage is (i) required by a mortgagee, or (ii) typically carried by owners of first-class buildings in the Buckhead Area. All such policies procured and maintained by Landlord pursuant to this Article 17 shall be carried with companies licensed to do business in the State of Georgia, having a rating from Best's Insurance Reports as not less than A-/VIII. Any insurance required to be carried by Landlord hereunder may be carried under blanket policies covering other properties of Landlord and/or its partners and/or their respective related or affiliated corporations so long as such blanket policies provide insurance at all times for the Project as required by this Lease. The commercial general liability insurance required to be maintained by Landlord hereunder shall, to the extent available under a standard commercial general liability policy, extend to any liability of Landlord arising out of the indemnities provided for in this Lease.

         18. WAIVER OF SUBROGATION. Landlord and Tenant shall each have included in all policies of fire, extended coverage, business interruption and loss of rents insurance respectively obtained by them covering the Demised Premises, the Building and contents therein, a waiver by the insurer of all right of subrogation against the other in connection with any loss or damage thereby insured against. Any additional premium for such waiver shall be paid by the primary insured. To the full extent permitted by law, Landlord and Tenant each waives all right of recovery against the other for, and agrees to release the other from liability for, loss or damage to the extent such loss or damage is covered by valid and collectible insurance in effect at the time of such loss or damage or would be covered by the insurance required to be maintained under this Lease by the party seeking recovery.

         19. DEFAULT.

                  (a) The following acts, events or conditions shall be deemed to be events of default by Tenant under this Lease:

                           (i) Tenant  fails to pay any  installment  of Rent or
                  any other charge or assessment against Tenant pursuant to the terms hereof within five (5) days after the due date thereof and such failure continues for ten (10) days after notice of such failure of payment; provided, however, such notice and such grace period shall be required of Landlord only two (2) times during any calendar year, and an event of default shall immediately occur upon the third (3rd) failure by Tenant to make a timely payment as aforesaid within that calendar year;

                           (ii) the  failure  by Tenant to cease any  conduct or
                  eliminate any condition which poses a material danger to person or property within twelve (12) hours of receipt of written notice from Landlord requesting cessation of such conduct or elimination of such conditions (which notice shall reference this Section 19(a) and the 12 hour requirement hereof to be effective);

                           (iii) Tenant shall make a general  assignment for the
                  benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or shall file a petition in bankruptcy, or shall be adjudicated as bankrupt or insolvent, or shall file a petition in any proceeding seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall file an answer admitting or fail timely to contest the material allegations of a petition filed against it in any such proceeding;

                           (iv) the rejection by Tenant, its bankruptcy trustee,
                  or any entity authorized by court order to act on behalf of Tenant, of this Lease under 11 U.S.C. ss. 365(a) or any other provision of Title 11 of the United States Code, or the deemed rejection of this Lease by operation of law under 11 U.S.C. ss. 365(d)(4). Any such rejection of this Lease terminates this Lease, without notice of any kind to Tenant, effective on the later of: (1) the date Tenant vacates the Demised Premises following such rejection; (2) the date the Bankruptcy Court with jurisdiction over Tenant's bankruptcy case enters an order on its docket authorizing Tenant to reject this Lease; or (3) the date this Lease is deemed rejected under 11 U.S.C. ss. 365(d)(4);

                           (v) a proceeding is commenced  against Tenant seeking
                  any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, and such proceeding shall not have been dismissed within forty-five (45) days after the commencement thereof;

                           (vi) a receiver or trustee shall be appointed for the
                  Demised Premises or for all or substantially all of the assets of Tenant or of any guarantor of this Lease;

                           (vii) Tenant  shall do or permit to be done  anything
                  which creates a lien upon the Demised Premises or the Project and such lien is not removed or discharged within fifteen (15) business days after Tenant has notice of the filing thereof;

                           (viii) Tenant shall fail to return a properly executed instrument to Landlord in accordance with the provisions of Article 27 hereof within the time period provided for such return following Landlord's request for same as provided in Article 27, and Tenant fails to return such instrument within ten (10) days after Landlord provides notice to Tenant that Tenant has failed to provide such instrument (with such notice specifically identifying the instrument not returned and the time period which Tenant has to return the instrument) within the time required herein;

                           (ix) Tenant shall fail to return a properly  executed
                  estoppel certificate to Landlord in accordance with the provisions of Article 28 hereof within the time period provided for such return following Landlord's request for same as provided in Article 28, and Tenant fails to return such instrument within ten (10) days after Landlord provides notice to Tenant that Tenant has failed to provide such instrument (with such notice specifically identifying the instrument not returned and the time period which Tenant has to return the instrument) within the time required herein;

                           (x) Tenant  shall fail to comply with any other term,
                  provision, covenant or warranty made under this Lease by Tenant, other than the payment of the Rent or any other charge or assessment payable by Tenant, and shall not cure such failure within fifteen (15) business days after notice thereof to Tenant, provided, however, if such failure cannot reasonably be cured by Tenant within such 15 business day period, no event of default shall be deemed to occur hereunder unless Tenant shall fail to commence its cure within such 15 business day period and thereafter diligently prosecute such cure to completion within a reasonable period of time

                  (b) Upon the occurrence of any of the aforesaid events of default, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

                           (i) terminate this Lease, in which event Tenant shall
                  immediately surrender the Demised Premises to Landlord and if Tenant fails to do so, Landlord may, without notice and without prejudice to any other remedy Landlord may have for possession or arrearages in Rent, but in accordance with applicable law, enter upon and take possession of the Demised Premises and expel or remove Tenant and any other person who may be occupying said Demised Premises or any part thereof, and its and their effects, without being liable for prosecution or any claim of damages therefor; Tenant hereby agreeing to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Demised Premises on satisfactory terms or otherwise;

                           (ii) terminate Tenant's right of possession,  without
                  terminating this Lease, in accordance with applicable law, enter upon and take possession of the Demised Premises as Tenant's agent and expel or remove Tenant and any other person who may be occupying said Demised Premises or any part thereof, and its and their effects, by entry, dispossessory suit or otherwise, without thereby releasing Tenant from any liability hereunder, without terminating this Lease, and without being liable for prosecution or any claim of damages therefor and, if Landlord so elects, make such alterations, redecorations and repairs as, in Landlord's judgment, may be necessary or desired to relet the Demised Premises, and Landlord may, but shall be under no obligation to do so, relet the Demised Premises or any portion thereof in Landlord's or Tenant's name, but for the account of Tenant, for such term or terms (which may be for a term extending beyond the Lease
                  Term) and at such rental or rentals and upon such other terms as Landlord may deem advisable, with or without advertisement, and by private negotiations, and receive the rent therefor, Tenant hereby agreeing to pay to Landlord the deficiency, if any, between all Rent reserved hereunder and the total rental applicable to the Lease Term hereof obtained by Landlord upon re-letting, and Tenant shall be liable for Landlord's damages and expenses in redecorating and restoring the Demised Premises and all costs incident to such re-letting, including broker's commissions and lease assumptions. In no event shall Tenant be entitled to any rentals received by Landlord in excess of the amounts due by Tenant hereunder. Any such demand, reentry and taking of possession of the Demised Premises by Landlord shall not of itself constitute an acceptance by Landlord of a surrender of the Lease or of the Demised Premises by Tenant and shall not of itself constitute a termination of this Lease by Landlord. Landlord's failure to relet the Demised Premises or to make such alterations, redecorations and repairs as set forth in this paragraph shall not release or affect Tenant's liability for Rent or for damages; or

                           (iii) enter upon the Demised  Premises  without being
                  liable for prosecution or any claim of damages therefor, and do whatever Tenant is obligated to do under the terms of this Lease; and Tenant agrees to reimburse Landlord on demand for any reasonable expenses including, without limitation, reasonable attorneys' fees which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease and Tenant further agrees that Landlord shall not be liable for any damages resulting to Tenant from such action, whether caused by negligence of Landlord or otherwise.

                  If this Lease is terminated by Landlord as a result of the occurrence of an event of default, Landlord may declare to be due and payable immediately, the present value (calculated with a discount factor of eight percent [8%] per annum) of the difference between (x) the entire amount of Rent and other charges and assessments which in Landlord's reasonable determination would become due and payable during the remainder of the Lease Term determined as though this Lease had not been terminated (including, but not limited to, increases in Rent pursuant to Article 7 hereof), and (y) the then fair market rental value of the Demised Premises for the remainder of the Lease Term. Upon the acceleration of such amounts, Tenant agrees to pay the same at once, together with all Rent and other charges and assessments theretofore due, at Landlord's address as provided herein, it being agreed that such payment shall not constitute a penalty or forfeiture but shall constitute liquidated damages for Tenant's failure to comply with the terms and provisions of this Lease (Landlord and Tenant agreeing that Landlord's actual damages in such event are impossible to ascertain and that the amount set forth above is a reasonable estimate thereof).

                  (c) Pursuit of any of the foregoing remedies shall not preclude pursuit of any other remedy herein provided or any other remedy provided by law or at equity, nor shall pursuit of any remedy herein provided constitute an election of remedies thereby excluding the later election of an alternate remedy, or a forfeiture or waiver of any Rent or other charges and assessments payable by Tenant and due to Landlord hereunder or of any damages accruing to Landlord by reason of violation of any of the terms, covenants, warranties and provisions herein contained. No reentry or taking possession of the Demised Premises by Landlord or any other action taken by or on behalf of Landlord shall be construed to be an acceptance of a surrender of this Lease or an election by Landlord to terminate this Lease unless written notice of such intention is given to Tenant. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default. In determining the amount of loss or damage which Landlord may suffer by reason of termination of this Lease or the deficiency arising by reason of any reletting of the Demised Premises by Landlord as above provided, allowance shall be made for the expense of repossession.

                  (d) Upon the occurrence of any event of default by Tenant, Tenant shall pay to Landlord all reasonable costs actually incurred by Landlord (including court costs and reasonable attorneys' fees and expenses) in (i) obtaining possession of the Demised Premises, (ii) removing and storing Tenant's or any other occupant's property, (iii) repairing, restoring, renovating, altering, remodeling, or otherwise putting the Demised Premises into condition acceptable to a new tenant,
         (iv) if Tenant is dispossessed of the Demised Premises and this Lease is not terminated, reletting all or any part of the Demised Premises (including, but not limited to, brokerage commissions, cost of tenant finish work, advertising and promotional expenses, and other costs incidental to such reletting), (v) performing Tenant's obligations which Tenant failed to perform, and (vi) enforcing its rights, remedies, and recourses arising out of the default. Landlord's rights and remedies under this Article 19(d) shall be in addition to the rights and remedies of Landlord set forth in this Article 19 or elsewhere in this Lease, and/or which may otherwise be available to Landlord at law or in equity.

         20. WAIVER OF BREACH. No waiver of any breach of the covenants, warranties, agreements, provisions, or conditions contained in this Lease shall be construed as a waiver of said covenant, warranty, provision, agreement or condition or of any subsequent breach thereof, and if any breach shall occur and afterwards be compromised, settled or adjusted, this Lease shall continue in full force and effect as if no breach had occurred.

         21. ASSIGNMENT AND SUBLETTING.

         (a) Tenant shall not, without the prior written consent of Landlord (which consent shall not be unreasonably withheld, conditioned or delayed), assign this Lease or any interest herein or in the Demised Premises, or mortgage, pledge, encumber, hypothecate or grant any license or concession or otherwise transfer or sublet the Demised Premises or any part thereof or permit the use of the Demised Premises by any party other than Tenant. Consent by Landlord to one or more such transfers or subleases shall not destroy or waive this provision, and all subsequent transfers and subleases shall likewise be made only upon obtaining the prior written consent of Landlord. Without limiting the foregoing prohibition, in no event shall Tenant assign this Lease or any interest herein, whether directly, indirectly or by operation of law, or sublet the Demised Premises or any part thereof or permit the use of the Demised Premises or any part thereof by any party, (i) if the proposed assignee or subtenant is a party whose use would detract from the character of the Building as a first-class building, such as, without limitation, a dental, medical or chiropractic office or a governmental office, (ii) if the proposed assignment or subletting would be to a governmental subdivision or agency or any person or entity who enjoys diplomatic or sovereign immunity, (iii) for the first thirty-six (36) months after the Delivery Date, if such proposed assignee or subtenant is an existing tenant of the Building, unless Landlord was not able to accommodate the space need of the proposed assignee or sublessee, or (iv) if such proposed assignment, subletting or use would contravene any restrictive covenant (including any exclusive use) granted to any other tenant of the Building. Sublessees or transferees of the Demised Premises for the balance of the Lease Term shall become directly liable to Landlord for all obligations of Tenant hereunder, without relieving Tenant of any liability therefor, and Tenant shall remain obligated for all liability to Landlord arising under this Lease during the entire remaining Lease Term including any extensions thereof, whether or not authorized herein.

                  (b) As a condition to considering any request for consent to an assignment or sublease, Tenant shall submit a written request ("Request to Assign") to Landlord at least ten (10) business days in advance of the date on which Tenant desires to make such an assignment or sublease. Tenant's Request to Assign shall specify all of the terms of said proposed sublease or assignment, including the proposed effective date thereof, as well as the name and address of each proposed subtenant or assignee. Landlord may require Tenant to obtain and submit current financial statements of any proposed subtenant or assignee (including, without limitation, current financial statements of any prospective guarantor). Landlord shall then have a period of ten
         (10) business days following receipt of Tenant's Request to Assign within which to notify Tenant in writing whether Landlord elects to:
         (i) permit Tenant to assign this Lease or sublet such space for the duration specified by Tenant in its notice; or (ii) reject the proposed assignment or sublease. If Landlord fails to notify Tenant in writing of its election within the ten (10) business day period, Landlord shall be deemed to have elected option (ii) above. In the event Landlord consents to an assignment or sublease, Tenant shall pay to Landlord a fee (not to exceed $2,500.00 per occurrence or request) to cover Landlord's accounting costs and legal fees incurred by Landlord as a result of the assignment or sublease. No assignment of this Lease consented to by Landlord shall be effective unless and until Landlord shall receive an original assignment and assumption agreement, in form and substance satisfactory to Landlord, signed by Tenant and Tenant's proposed assignee, whereby the assignee assumes due performance of this Lease to be done and performed for the balance of the then remaining Lease Term of this Lease. Except for subleases under
         Article 21(d) herein, no subletting of the Demised Premises, or any part thereof, shall be effective unless and until there shall have been delivered to Landlord an agreement, in form and substance satisfactory to Landlord, signed by Tenant and the proposed sublessee, whereby the sublessee acknowledges the right of Landlord to continue or terminate any sublease, in Landlord's sole discretion, upon termination of this Lease, and such sublessee agrees to recognize and attorn to Landlord in the event that Landlord elects under such circumstances to continue such sublease.

                  (c) In an assignment or sublease is consented to by Landlord under this Article, Tenant and Landlord agree that fifty percent (50%) of all Net Profit actually received by Tenant from such sublease or assignment shall be paid by Tenant to Landlord as an additional Rent hereunder as and when received by Tenant. For purposes hereof, the term "Net Profit" shall mean the gross revenue received from the assignee or sublessee, less (i) the Rent paid to Landlord by Tenant with respect to the subleased space during the period of the sublease term or attributable to the period from and after the effective date of the assignment; (ii) the Rent paid to Landlord by Tenant with respect to the subleased space or the space subject to such assignment during the period between the date Tenant ceased all business operations in such space and the commencement of the sublease term or the effective date of the assignment; (iii) any improvement allowance or other economic concession (planning allowance, moving expenses, etc.) actually paid by Tenant to the sublessee or assignee, (iv) reasonable brokerage commissions or attorney's fees actually paid in connection with such sublease or assignment; (v) lease takeover payments and reasonable costs of advertising the space for sublease or assignment actually paid by Tenant; (vi) the unamortized cost of initial and subsequent improvements to the Demised Premises made by Tenant at Tenant's expense (and without reimbursement from the Improvement Allowance or otherwise). When a portion of the Demised Premises is sublet, in calculating the Net Profit from such sublease, the cost of Tenant attributable to the sublet space but attributable to some larger portion of the Demised Premises shall be prorated on the basis of Rentable Floor Area. Tenant shall not be obligated to take collection or enforcement action against any subtenant or assignee.

                  (d) Tenant shall have the right to assign the Lease or sublet the Demised Premises, or any part thereof, without Landlord's consent, but subject to Landlord's rights to notice and prohibition contained herein, to any parent, subsidiary, affiliate or controlled entity or to any entity which Tenant may be converted or with which Tenant may merge, or to any entity acquiring all or substantially all of Tenant's stock or assets. Tenant shall in any event have the obligation to notify Landlord of its intent of any such arrangement, and if Landlord reasonably determines that the proposed assignee or sublessee is engaged in a business which would materially interfere with the operation of the Property or that permitting the assignment or subletting would cause a violation by Landlord of its obligations under any lease covering a portion of the Project, Landlord shall have the right to prohibit such arrangement based upon the aforesaid factors.

         22. LANDLORD'S TERMINATION RIGHTS

                  (a) If the Project or any portion thereof is substantially damaged by a fire, storm, wind, water, any act of nature or God, or any other matter beyond the control of Landlord (a "Casualty") not required to be insured against by Landlord hereunder or if the Project or any portion thereof is substantially damaged by Casualty required to be insured against by Landlord but the insurance company is insolvent and financially unable to pay the proceeds which are due (through no fault of Landlord), Landlord shall have the right to terminate this Lease by notice to Tenant given within ninety (90) days after the date of such Casualty (the "Damage Date"), provided, however, Landlord will not terminate this Lease pursuant to this subparagraph (a) unless Landlord terminates the leases of all tenants of the Building whose premises (or access thereto) are similarly affected by such Casualty. As used in this Article, the term "substantially damaged" shall mean such damage that the cost of repair and restoration thereof is reasonably estimated by Landlord's architect to exceed Five Million Dollars ($5,000,000).

                  (b) If the entire Building or a substantial portion thereof (which may or may not include all or a part of the Demised Premises), or the Building systems or structural components of the Building (whether or not the Demised Premises are directly affected) are substantially damaged or destroyed and such damage or destruction is to the extent that in the reasonable opinion of Landlord's architect delivered in writing to both parties within sixty (60) days after the Damage Date, the damage cannot be repaired or restored within three hundred sixty-five (365) days after the Damage Date, Landlord may terminate this Lease by giving Tenant notice within eighty (80) days after the Damage Date; provided, however, Landlord agrees that it will not terminate this Lease pursuant to this subparagraph (b) unless Landlord terminates the leases of all tenants of the Building whose premises (or access thereto) are similarly affected by such Casualty.

                  (c) Notwithstanding anything contained in this Article 22 to the contrary, if Landlord is obligated to restore the Demised Premises or any part of the Project as a result of a Casualty, and (i) if the cost of performing such restoration exceeds the actual proceeds of insurance paid or payable to Landlord on account of such Casualty by more than Five Million Dollars ($5,000,000) ("Landlord's Required Contribution"), or (ii) if Landlord's Mortgagee or the lessor under a ground or underlying lease shall require that any insurance proceeds from a Casualty be paid to it and the cost of such restoration exceeds the actual proceeds of insurance received by Landlord and not paid to such Mortgagee or lessor by more than Landlord's Required Contribution, Landlord may terminate this Lease unless Tenant, within twenty
(20) days after demand therefor, deposits with Landlord a sum of money sufficient to pay the difference between (y) the cost of restoration and (z) the sum of Landlord's Contribution and the proceeds of the insurance received by and available to Landlord for such restoration. In the event Tenant makes such deposit pursuant to the preceding sentence in order to avoid the termination of this Lease, Tenant shall have the right to set off up to One Million Dollars ($1,000,000) of the amount so deposited by Tenant against the Rent next thereafter coming due under this Lease. Landlord agrees that Landlord will not terminate this Lease pursuant to this subparagraph (c) unless Landlord terminates the leases of all tenants of the Building whose premises (or access thereto) is similarly affected by such Casualty.

                  22.1 TENANT'S TERMINATION RIGHTS. If the Demised Premises are damaged or destroyed by Casualty, or if any portion of the Project other than the Demised Premises (including, without limitation, the Building or Building Parking Facilities) is damaged by Casualty such that Tenant's use or enjoyment of or access to the Demised Premises or the Project is materially adversely affected and if, in the reasonable opinion of Landlord's architect, given in writing to both parties within sixty (60) days after the Damage Date, the Demised Premises and such other portions of the Project cannot be repaired or restored to the condition in all material respects that existed prior to the Casualty within three hundred sixty-five (365) days after the Damage Date, Tenant may terminate this Lease by giving notice to Landlord within ninety (90) days after the Damage Date. In addition to the termination right granted to Tenant under the preceding sentence, if the Demised Premises are damaged or destroyed by Casualty, or if any portion of the Project other than the Demised Premises is damaged by Casualty such that Tenant's use or enjoyment of or access to the Demised Premises or the Project is materially adversely affected, and if the Demised Premises and/or such portion of the Project are not materially restored by Landlord to the extent required of Landlord hereunder on or before the date which is fourteen (14) months after the Damage Date, Tenant shall have the right to terminate this Lease by giving written notice thereof to Landlord on or before the earlier to occur of (i) the date which is sixteen (16) months after the Damage Date, or (ii) the date that Landlord has substantially completed the restoration of the Demised Premises and any portion of the Building required for access to the Demised Premises, as the case may be; provided, however, that if construction or reconstruction is delayed because of changes, deletions or additions in construction requested by Tenant, or because of Excusable Delays, the fourteen (14) month period for restoration, repair or rebuilding shall be extended for the amount of time Landlord is so delayed, but unless the delay is caused by Tenant or its employees or by Tenant's agents or contractors (acting within the scope of their agency or contract), the extension under this proviso shall not exceed an additional two (2) months.

                  If Landlord's architect shall determine that the Demised Premises and/or Project cannot be repaired or restored to the condition in all material respects that existed prior to the Casualty within three hundred sixty-five (365) days after the Damage Date, Landlord's architect shall specify in its opinion the additional time reasonably required for such repairs or restoration. In the event Tenant has the right in such circumstance to terminate this Lease pursuant to the preceding grammatical paragraph, but Tenant does not elect to so terminate this Lease, the fourteen (14) and sixteen (16)-month periods described in the preceding paragraph shall each be extended by such additional time so specified in the opinion of Landlord's architect.

                  22.2 TERMINATION RIGHTS DURING LAST TWO (2) YEARS. Notwithstanding anything in this Article 22 to the contrary, if the Building is substantially damaged or destroyed by Casualty at any time during the last two
(2) years of the Lease Term, and Landlord elects not to rebuild and restore the leasehold improvements in the Demised Premises for Tenant, then Landlord may terminate this Lease upon notice to the Tenant within sixty (60) days after the Damage Date provided that if Landlord exercises such election to terminate and Tenant has any unexercised option to extend the Lease Term, then Tenant may nullify Landlord's asserted termination of this Lease by exercising Tenant's right to extend the Lease Term, pursuant to Article 53 hereof, for the Extended Term within thirty (30) days after receipt of Landlord's notice of termination. Also, notwithstanding anything in this Article 22 to the contrary, if either the Demised Premises is materially damaged or destroyed by Casualty, or if any portion of the Building or Project other than the Demised Premises (including the Building Parking Facilities) is damaged or destroyed by Casualty so that Tenant's use or enjoyment of or access to the Demised Premises is materially adversely affected, and such Casualty occurs during the last two (2) years of the Lease Term, Tenant may terminate this Lease upon notice to Landlord within thirty (30) days after the Damage Date, provided that Tenant reasonably determines that the continuation of this Lease is impracticable giving due consideration to the Lease Term which would remain after restoration.

                  22.3 LANDLORD'S RESTORATION OBLIGATIONS.If neither Landlord nor Tenant has the right to terminate this Lease pursuant to the foregoing provisions of this Article 21, or if the party or parties that have the right to terminate this Lease do not exercise such right as hereinabove provided, Landlord shall have the property damaged by such Casualty repaired or restored to the condition in all material respects that existed prior to the Casualty at the sole expense of the Landlord but Landlord's repair obligations as to the leasehold improvements shall be limited to the work provided with and paid for by the Construction Allowance. Tenant shall pay all other costs of repairing the leasehold improvements in the Demised Premises. An equitable abatement in Rent shall be allowed from the Damage Date for Tenant's loss of use or access until such time that the damage has been repaired or restored in all material respects to its condition prior to the Casualty. Landlord's architect shall deliver a notice to both parties within sixty (60) days after the Damage Date stating the time required to repair and restore the damage caused by any Casualty and if Landlord is obligated hereunder to repair and restore such damage, Landlord shall use all reasonable efforts in good faith to repair and restore such damage within the estimated time period, subject to Tenant's rights under Article 22.2 hereof.

                  22.4 LANDLORD'S ARCHITECT; TERMINATION CONDITIONS. The opinions of and notices from Landlord's architect contemplated in Articles 22.1,
22.2 and 22.4 hereof shall be rendered or given, as the case may be, by a reputable, qualified, licensed architect selected by Landlord. In the event of any termination of this Lease by either party pursuant to this Article 22, Base Rental, Tenant's Forecast Additional Rental, and Tenant's Additional Rental and any other payments due hereunder shall be apportioned and paid to the date of termination and Tenant shall vacate the Demised Premises as soon as reasonably possible following the date of such termination (but in no event later than thirty [30] days after Tenant is permitted access to the Demised Premises following termination); provided, however, that those matters of this

Lease which are designated to cover matters of termination and the period thereafter shall survive the termination hereof.

                  22.5 REAFFIRMATION OF LEASE. Upon the occurrence of any damage to, or destruction of the Demised Premises or any portion of the Project other than the Demised Premises which materially, adversely affects Tenant's use or enjoyment of, or access to, the Demised Premises, and provided that either Tenant does not have the right hereunder to terminate this Lease as a result of such damage or Tenant does have the right hereunder to terminate this Lease but has elected not to (or has failed to) terminate this Lease as provided herein, Tenant shall, within ten (10) Business Days after receipt by Tenant of a written request therefor from Landlord and the receipt by Tenant from Landlord or Landlord's architect, as the case may be, of all notices, elections and other information Tenant may reasonably require in order to make any election permitted under this Article 22, provide Landlord with a written reaffirmation of this Lease, including an acknowledgment that Tenant does not have the right to terminate this Lease as a result of such damage or that Tenant had the right to terminate this Lease but has elected not to (or has failed to) terminate this Lease as herein provided.

         23. INTENTIONALLY DELETED.

         24. SERVICES BY LANDLORD. Landlord shall provide the Building Standard Services described on EXHIBIT "E" attached hereto and by reference made a part hereof. Any services requested or required to be supplied to Tenant in excess of the Building Standard Services shall be at Tenant's sole cost and expense and shall be paid for by Tenant promptly upon invoice therefor, which invoice may include Landlord's administrative costs and a fee of ten percent (10%) for such provision. Except as may be expressly provided elsewhere in this Lease, nothing herein shall be deemed to require Landlord to provide to Tenant any services in excess of the Building Standard Services.

         25. ATTORNEYS' FEES AND HOMESTEAD. If either party commences an action against the other arising out of or in connection with the Lease, the prevailing party shall be entitled to recover from the losing party reasonable attorney's fees and costs of suit. Tenant waives all homestead rights and exemptions which it may have under any law as against any obligation owing under this Lease, and assigns to Landlord its homestead and exemptions to the extent necessary to secure payment and performance of its covenants and agreements hereunder. If Tenant files a voluntary petition under any Chapter of Title 11 of the United States Code, or if an involuntary petition is filed against Tenant seeking relief under any Chapter of Title 11 of the United States Code, Tenant acknowledges that Landlord may, at its option, retain an attorney to represent Landlord in such bankruptcy case.

         26. TIME. Time is of the essence of this Lease and whenever a certain day is stated for payment or performance of any obligation of Tenant or Landlord, the same enters into and becomes a part of the consideration hereof.

         27. SUBORDINATION AND ATTORNMENT.

                  (a) Tenant agrees that this Lease and all rights of Tenant hereunder are and shall be subject and subordinate to any ground or underlying lease which may now or hereafter be in effect regarding the Project or any component thereof, to any mortgage now or hereafter encumbering the Demised Premises or the Project or any component thereof, to all advances made or hereafter to be made upon the security of such ground or underlying lease or mortgage, to all amendments, modifications, renewals, consolidations, extensions, and restatements of such ground or underlying lease or mortgage, and to any replacements and substitutions for such mortgage; provided, however, that as a condition to Tenant subordinating to any such mortgage or ground lease, Landlord shall obtain and deliver to Tenant from any present or future mortgagee, trustee, fee owner, prime lessor or any person having an interest in the Premises superior to this Lease (a "Superior Interest") a commercially reasonable written subordination and non-disturbance agreement in recordable form, as specified in Article 27(b) below, which does not amend the terms of this Lease. Landlord shall, simultaneously with the placing of any mortgage on the Building, the Land, or the Project, provide Tenant with a fully executed subordination and non-disturbance agreement in recordable form and otherwise reasonably satisfactory to Tenant from all parties holding a Superior Interests in the Property. Landlord represents and warrants that, as of the date hereof, there is no Superior Interest with respect to this Lease. Upon request of any party in interest, Tenant shall execute promptly (but in any event within twenty
(20) days of request therefor) such instrument or certificates as may be reasonably required to carry out the intent hereof, whether said requirement is that of Landlord or any other party in interest, including, without limitation, any ground lessor or mortgagee.

         (b) Tenant agrees that within twenty (20) days after a request from Landlord or from the holder or proposed holder of any Mortgage, Tenant shall subordinate its interest under this Lease to the lien or interest of any Mortgage which may hereafter be executed in any amount for which the Building or Landlord's interest or estate in the Building is specified as security, by executing a Subordination, Non-Disturbance and Attornment Agreement substantially in the form attached hereto as EXHIBIT "K" and by this reference made a part hereof; provided, however, such subordination is conditioned upon the holder of any such Mortgage and Landlord executing in recordable form and delivering said Subordination, Non-Disturbance and Attornment Agreement to Tenant. Tenant agrees to make such reasonable modifications to EXHIBIT "K" as Landlord's lenders may request; provided, that, in Tenant's commercially reasonable opinion, any such modification does not change the economic terms of this Lease in a manner adverse to Tenant's position and does not materially impair Tenant's other rights under this Lease or under the form of Subordination, Non-disturbance and Attornment Agreement. Tenant shall have the right to modify or correct any certificate or warranty contained in such form which would otherwise be incorrect.


                  (c) If any mortgagee or any lessor under a ground or underlying lease elects to have this Lease superior to its mortgage or lease and signifies its election in the instrument creating its lien or lease or by separate recorded instrument, then this Lease shall be superior to such mortgage or lease, as the case may be. The term "mortgage", as used in this Lease, includes any deed to secure debt, deed of trust or security deed and any other instrument creating a lien or security title in connection with any other method of financing or refinancing. The term "mortgagee", as used in this Lease, refers to the holder(s) of the indebtedness secured by a mortgage.

                  (d) In the event any proceedings are brought for the foreclosure of, or in the event of exercise of the power of sale under, any mortgage covering the Demised Premises or the Project, or in the event the interests of Landlord under this Lease shall be transferred by reason of deed in lieu of foreclosure or other legal proceedings, or in the event of termination of any lease under which Landlord may hold title, Tenant shall, at the option of the transferee or purchaser at foreclosure or under power of sale, or the lessor of the Landlord upon such lease termination, as the case may be (sometimes hereinafter called "such person"), attorn to such person and shall recognize and be bound and obligated hereunder to such person as the Landlord under this Lease; provided, however, that no such person shall be (i) bound by any payment of Rent for more than one (1) month in advance, except prepayments in the nature of security for the performance by Tenant of its obligations under this Lease (and then only if such prepayments have been deposited with and are under the control of such person);
         (ii) bound by any amendment or modification of this Lease made without the express written consent of the mortgagee or lessor of the Landlord, as the case may be; (iii) obligated to cure any defaults under this Lease of any prior landlord (including Landlord); (iv) liable for any act or omission of any prior landlord (including Landlord); (v) subject to any offsets or defenses which Tenant might have against any prior landlord (including Landlord); or (vi) bound by any warranty or representation of any prior landlord (including Landlord) relating to work performed by any prior landlord (including Landlord) under this Lease. Tenant agrees to execute any attornment agreement not in conflict herewith requested by Landlord, the mortgagee or such person. Tenant's obligation to attorn to such person shall survive the exercise of any such power of sale, foreclosure or other proceeding. Tenant agrees that the institution of any suit, action or other proceeding by any mortgagee to realize on Landlord's interest in the Demised Premises or the Building pursuant to the powers granted to a mortgagee under its mortgage, shall not, by operation of law or otherwise, result in the cancellation or termination of the obligations of the Tenant hereunder. Landlord and Tenant agree that notwithstanding that this Lease is expressly subject and subordinate to any mortgages, any mortgagee, its successors and assigns, or other holder of a mortgage or of a note secured thereby, may sell the Demised Premises or the Building, in the manner provided in the mortgage and may, at the option of such mortgagee, its successors and assigns, or other holder of the mortgage or note secured thereby, make such sale of the Demised Premises or Building subject to this Lease.

         28. ESTOPPEL CERTIFICATES. Within twenty (20) days after request therefor by Landlord, Tenant agrees to execute and deliver to Landlord in recordable form an estoppel certificate addressed to Landlord, any mortgagee or assignee of Landlord's interest in, or purchaser of, the Demised Premises or the Building or any part thereof, certifying (if such be the case) that this Lease is unmodified and is in full force and effect (and if there have been modifications, that the same is in full force and effect as modified and stating said modifications); certifying that to Tenant's actual knowledge there are no defenses or offsets against the enforcement thereof or stating those claimed by Tenant; stating the date to which Rent and other charges have been paid; and certifying that to Tenant's actual knowledge there are no events of default or events or conditions which, with the giving of notice or passage of time, would be an event of default under this Lease. Such certificate shall also include such other information as may reasonably be required by such mortgagee, proposed mortgagee, assignee, purchaser or Landlord. Any such certificate may be relied upon by Landlord, any mortgagee, proposed mortgagee, assignee, purchaser and any other party to whom such certificate is addressed.

         29. NO ESTATE. This Lease shall create the relationship of landlord and tenant only between Landlord and Tenant and no estate shall pass out of Landlord. Tenant shall have only an usufruct, not subject to levy and sale and not assignable in whole or in part by Tenant except as herein provided.

         30. CUMULATIVE RIGHTS. All rights, powers and privileges conferred hereunder upon the parties hereto shall be cumulative to, but not restrictive of, or in lieu of those conferred by law.

         31. HOLDING OVER.

                  (a) Subject to the terms of Article 31(b) below, if Tenant remains in possession after expiration or termination of the Lease Term with or without Landlord's written consent, Tenant shall become a tenant-at-sufferance, and there shall be no renewal of this Lease by operation of law. During the period of any such holding over, all provisions of this Lease shall be and remain in effect except that the monthly rental shall be 150% of the amount of Base Rental (including any adjustments as provided herein), plus Tenant's Additional Rental, payable for the last full calendar month of the Lease Term, including renewals or extensions. The inclusion of the preceding sentence in this Lease shall not be construed as Landlord's consent for Tenant to hold over. Such holdover rent shall be Landlord's sole and exclusive damages for any such holdover, for the first three (3) months of any such holdover.

                  (b) Provided Tenant does not exercise the right to extend the Lease Term for the Extended Term, and provided that Tenant shall give twelve (12) months prior written notice to Landlord of its election to do so, Tenant shall have the right to remain in possession of the Demised Premises after the expiration of the Lease Term for a fixed period specifically designated in Tenant's notice, but not to exceed six (6) months. During such fixed period designated by Tenant (but not to exceed six [6] months), all provisions of this Lease shall be and remain in effect, except that the monthly Base Rental shall be one hundred and ten percent (110%) of the amount of monthly Base Rental payable for the last full calendar month of the Lease Term.


         32. SURRENDER OF PREMISES. Upon the expiration or other termination of this Lease, Tenant shall quit and surrender to Landlord the Demised Premises and every part thereof and all alterations, additions and improvements thereto, broom clean and in good condition and state of repair, reasonable wear and tear, damage due to Casualty and Condemnation which is not

Tenant's responsibility to repair or restore, excepted. Tenant shall remove all personalty and equipment not attached to the Demised Premises which it has placed upon the Demised Premises, and Tenant shall restore the Demised Premises to the condition immediately preceding the time of placement thereof, reasonable wear and tear and damage to Casualty and Condemnation which is not Tenant's responsibility to repair or restore, excepted. At Landlord's option, Tenant shall also be responsible for removing all wires and cables installed by Tenant in the Demised Premises and other portions of the Building to serve Tenant's telecommunications and computer systems in the Demised Premises, and the removal of such wires and cables shall be effected by Tenant without damage to the Building and without interference with the business or operations of Landlord or any other tenant of the Building. If Tenant shall fail or refuse to remove all of Tenant's effects, personalty and equipment from the Demised Premises and the Building upon the expiration or termination of this Lease for any cause whatsoever or upon the Tenant being dispossessed by process of law or otherwise, such effects, personalty and equipment shall be deemed conclusively to be abandoned and may be appropriated, sold, stored, destroyed or otherwise disposed of by Landlord without written notice to Tenant or any other party and without obligation to account for them. Tenant shall pay Landlord on demand any and all expenses incurred by Landlord in the removal of such property, including, without limitation, the cost of repairing any damage to the Building or Project caused by the removal of such property and storage charges (if Landlord elects to store such property). The covenants and conditions of this Article 32 shall survive any expiration or termination of this Lease.

         33. NOTICES. All notices required or permitted to be given hereunder shall be in writing and may be delivered in person to either party or may be sent by courier, recognized national overnight delivery service or by United States Mail, certified, return receipt requested, postage prepaid. Any such notice shall be deemed received by the party to whom it was sent (i) in the case of personal delivery, courier delivery or recognized overnight delivery service, on the date of delivery to such party, and (ii) in the case of certified mail, the date receipt is acknowledged on the return receipt for such notice, and
(iii) if delivery is rejected or refused or the courier, overnight delivery service or U.S. Postal Service is unable to deliver same because of changed address of which no notice was given pursuant hereto, the first date of such rejection, refusal or inability to deliver. All such notices shall be addressed to Landlord or Tenant at their respective address set forth hereinabove or at such other address as either party shall have theretofore given to the other by notice as herein provided. Tenant hereby designates and appoints as its agent to receive notice of all dispossessory or distraint proceedings and all other notices required under this Lease, the chief financial officer, at the Demised Premises, or, if such person is not available, then another person with authority to accept service of process, at the Demised Premises.

         34. DAMAGE OR THEFT OF PERSONAL PROPERTY. All personal property brought into Demised Premises by Tenant, or Tenant's employees or business visitors, shall be at the risk of Tenant only, and Landlord shall not be liable for theft thereof or any damage thereto occasioned by any act of co-tenants, occupants, invitees or other users of the Building or any other person, unless liability would arise under the express terms of Article 37(b) herein. Landlord shall not at any time be liable for damage to any property in or upon the Demised Premises, which results from power surges or other deviations from the constancy of the electrical service or from gas, smoke, water, rain, ice or snow which issues or leaks from or forms upon any part of the Building or from the pipes or plumbing work of the same, or from any other place whatsoever, unless arising under the express terms of Article 37 herein.

         35. EMINENT DOMAIN.

                  (a) If all or part of the Demised Premises shall be taken for any public or quasi-public use by virtue of the exercise of the power of eminent domain or by private purchase in lieu thereof, this Lease shall terminate as to the part so taken as of the date of taking, and, in the case of a partial taking, either Landlord or Tenant shall have the right to terminate this Lease as to the balance of the Demised Premises by written notice to the other within thirty (30) days after such date; provided, however, that a condition to the exercise by Tenant of such right to terminate shall be that the portion of the Demised Premises taken shall be of such extent and nature as materially to handicap, impede or impair Tenant's use of the balance of the Demised Premises for its normal business operations. If title to a portion of the Building or Project is taken (even if no part of the Demised Premises is taken) and such taking results in a material adverse affect to Tenant's use and occupancy of the Demised Premises or Tenant's access to the Building Parking Facilities or the Demised Premises (and Landlord does not alleviate the effects of such taking by repairs or replacements made within a reasonable time after such taking), Tenant may terminate this Lease by written notice thereof to Landlord within seventy-five (75) days after the date of such taking; provided, however, Landlord may nullify such termination by Tenant by giving written notice to Tenant within ten (10) days after receipt of such termination notice that such material adverse affect will be so alleviated as soon as reasonably possible, and in any event within three hundred fifty-five (355) days of the date of such nullification notice. If title to so much of the Building is taken that a reasonable amount of reconstruction thereof will not in Landlord's sole discretion result in the Building being a practical improvement and reasonably suitable for use for the purpose for which it is designed, and provided Landlord elects not to reconstruct the remaining portion of the Building for general office use and terminates the leases of all tenants of the Building whose premises (or any portion thereof) are so taken, then Landlord shall have the right to terminate this Lease by written notice to Tenant within sixty (60) days after the date of such taking.

                  (b) If the Demised Premises or Tenant's access to the Building Parking Facilities or to the Demised Premises are not materially repaired or restored within two (2) months after the 365-day period referred to in subparagraph (a) above, Tenant shall have the right to terminate this Lease by giving written notice thereof to Landlord on or before the earlier to occur of (i) the date which is four (4) months after the 365-day period referred to in subparagraph (a) above or (ii) the date that Landlord has substantially completed the repair or restoration of the Demised Premises or Tenant's access to the Building Parking Facilities and Demised Premises; provided, however, if repairs or restoration is delayed because of changes, deletions or additions in construction requested by Tenant, or because of Excusable Delays, the foregoing period for repair and restoration shall be extended for the amount of time Landlord is so delayed, but unless the delay is caused by Tenant, its agents, contractors or employees, the extension under this proviso shall not exceed an additional sixty (60) days.

                  If Landlord shall determine that the Demised Premises or Tenant's access to the Building Parking Facilities or to the Demised Premises cannot be repaired or restored as required of Landlord herein within the 365-day period referred to in subparagraph (a) above, will specify in a notice to Tenant the additional time reasonably required for such repairs and restorations. In the event Tenant has the right in such circumstance to terminate this Lease pursuant to the preceding grammatical paragraph of this subparagraph (b), but Tenant does not elect to so terminate this Lease, the two (2) and four (4) month periods described in the preceding grammatical paragraph shall each be extended by such additional time so specified in Landlord's notice.

                  (c) If this Lease is terminated  under the  provisions of this
         Article 35, Rent shall be apportioned and adjusted as of the date of termination. Tenant shall have no claim against Landlord or against the condemning authority for the value of any leasehold estate or for the value of the unexpired Lease Term (and Tenant hereby assigns to Landlord any right or interest to any award applicable thereto), provided that the foregoing shall not preclude any claim that Tenant may have against the condemning authority for the unamortized cost of leasehold improvements, to the extent the same were installed at Tenant's expense (and not with the proceeds of the Improvement Allowance), or for loss of business, moving expenses or other consequential damages, in accordance with subparagraph (e) below.

                  (d) If there is a partial taking of the Building and/or Building Parking Facilities and this Lease is not thereupon terminated under the provisions of this Article 35, then this Lease shall remain in full force and effect, and Landlord shall, within a reasonable time thereafter, repair or reconstruct the remaining portion of the Building and/or Building Parking Facilities to the extent necessary to make the same a complete architectural unit; provided that in complying with its obligations hereunder Landlord shall not be required to expend more than the net proceeds of the condemnation award which are paid to Landlord and available to Landlord for repair and reconstruction plus Landlord's Required Contribution. If the portion of the Building, Building Parking Facilities or the Demised Premises taken shall be of such extent and nature as substantially to handicap, impede or impair the conduct of Tenant's business in the Demised Premises or Tenant's access thereto and Landlord does not restore the Building, Building Parking Facilities and Demised Premises as set forth above because the amount of condemnation award paid to Landlord is insufficient by more than Landlord's Required Contribution or because the holder of a Mortgage demands and retains all or any portion of such condemnation award for reduction of the debt secured by such Mortgage and the cost of reconstruction will exceed the portion of such condemnation award available to Landlord for reconstruction by more than Landlord's Required Contribution, either party shall have the right to terminate this Lease until such time as, if ever, Landlord commences restoration, and upon commencing such restoration, Landlord agrees to complete same within a reasonable time thereafter. In the event Tenant is unable to operate its business in the Demised Premises or any portion thereof as a result of Landlord's restoration of the Building as provided herein, then Base Rental,

         Tenant's Forecast Additional Rental and Tenant's Additional Rental under this Lease shall abate in proportion that the Demised Premises are unusable until the entire Demised Premises (or portion thereof that was rendered unusable) are again usable.

                  (e) All compensation awarded or paid to Landlord upon a total or partial taking of the Demised Premises or the Building shall belong to and be the property of Landlord without any participation by Tenant. Nothing herein shall be construed to preclude Tenant from prosecuting any claim directly against the condemning authority for loss of business, for damage to, and cost of removal of, trade fixtures, furniture and other personal property belonging to Tenant, and for the unamortized cost of leasehold improvements to the extent same were installed at Tenant's expense (and not with the proceeds of the Improvement Allowance), provided, however, that no such claim shall diminish or adversely affect Landlord's award. Tenant shall not have or assert a claim for the value of any unexpired term of this Lease. Subject to the foregoing provisions of this subparagraph (e), Tenant hereby assigns to Landlord any and all of its right, title and interest in or to any compensation awarded or paid as a result of any such taking.

                  (f) Notwithstanding anything to the contrary contained in this Article, if, during the Lease Term, the use or occupancy of any part of the Building or the Demised Premises shall be taken or appropriated temporarily for any public or quasi-public use under any governmental law, ordinance, or regulations, or by right of eminent domain, this Lease shall be and remain unaffected by such taking or appropriation and Tenant shall continue to pay in full all Rent payable hereunder by Tenant during the Lease Term. In the event of any such temporary appropriation or taking, Tenant shall be entitled to receive that portion of any award which represents compensation for the loss of use or occupancy of the Demised Premises during the Lease Term, and Landlord shall be entitled to receive that portion of any award which represents the cost of restoration and compensation for the loss of use or occupancy of the Demised Premises after the end of the Lease Term. Notwithstanding the foregoing, if any such temporary taking is of a material portion of the Demised Premises and continues for more than one (1) year, Tenant shall have the right to terminate this Lease by written notice to Landlord at any time during the continuation of such temporary taking.

                  (g) If there is a partial taking of the Building or the Building Parking Facilities and this Lease is not thereupon terminated under the provisions of this Article, Tenant shall, within ten (10) days after receipt by Tenant of a written request therefor from Landlord, provide Landlord with a written reaffirmation of this Lease, including an acknowledgment that Tenant does not have the right to terminate this Lease as a result of such taking or that Tenant had the right to terminate this Lease but has elected not to (or has failed to) terminate this Lease as herein provided.

         36. PARTIES. The term "Landlord", as used in this Lease, shall include Landlord and its assigns and successors. It is hereby covenanted and agreed by Tenant that should Landlord's interest in the Demised Premises cease to exist for any reason during the Lease Term, then notwithstanding the happening of such event, this Lease nevertheless shall remain in full force and effect, and Tenant hereby agrees to attorn to the then owner of the Demised Premises. The term "Tenant" shall include Tenant and its heirs, legal representatives and successors, and shall also include Tenant's assignees and sublessees, if this Lease shall be validly assigned or the Demised Premises sublet for the balance of the Lease Term or any renewals or extensions thereof. In addition, Landlord and Tenant covenant and agree that Landlord's right to transfer or assign Landlord's interest in and to the Demised Premises, or any part or parts thereof, shall be unrestricted, and that in the event of any such transfer or assignment by Landlord which includes the Demised Premises, so long as such assignee or transferee assumes in writing all of Landlord's obligations hereunder, Landlord's obligations to Tenant hereunder shall cease and terminate, and Tenant shall look only and solely to Landlord's assignee or transferee for performance thereof.

         37. INDEMNIFICATIONS BY TENANT AND LANDLORD. (a) Subject to Article 17 and 18 above, Tenant hereby indemnifies Landlord from and agrees to hold harmless Landlord against, any and all liability, loss, cost, damage or expense, including, without limitation, court costs and reasonable, actual attorney's fees, incurred or suffered by Landlord arising out of or resulting from (i) any gross negligence of willful misconduct of Tenant or Tenant's Agents acting within the scope of their respective agency or employment, except to the extent resulting from the negligence or willful misconduct of Landlord or Landlord's Agents, or (ii) any damage to property or injury or death to any person in the Demised Premises regardless of cause (unless caused by the negligence or willful misconduct of Landlord or Landlord's Agents).

                  (b) Subject to the  provisions  of  Articles  17, 18 and 41 of this Lease, and subparagraph (e) of EXHIBIT "E", Landlord hereby indemnifies Tenant from, and agrees to hold Tenant harmless against, any and all liability, loss, cost, damage or expense, including, without limitation, court costs and reasonable attorney's fees, incurred or suffered by Tenant arising out of or resulting from the gross negligence or willful misconduct of Landlord, or any of Landlord's employees or agents acting within the scope of their respective agency or employment, but excepting those resulting from the negligence or willful misconduct of Tenant, or Tenant's Agents.

                  (c) The provisions of this Article 37 shall survive any termination of this Lease.

         38. RELOCATION OF THE PREMISES. Intentionally Deleted.

         39. ABANDONMENT OF THE PREMISES. The abandonment or vacation of the Demised Premises shall not be an event of default by Tenant under this Lease, but in the event Tenant shall abandon or vacate the Demised Premises, unless due to a casualty, condemnation or remodeling (which remodeling is being diligently prosecuted), Landlord may, at any time while such abandonment or vacation of the Demised Premises has existed for a period of in excess of ninety (90) days, notify Tenant of Landlord's election to terminate this Lease, in which event this Lease shall terminate on the date so selected by Landlord in Landlord's written election to terminate this Lease, and on the date so set forth in Landlord's written election, this Lease shall terminate and come to an end as though the date selected by Landlord were the last day of the natural expiration of the Lease Term; provided, however, that no such termination shall affect or limit any obligations or liabilities of Tenant arising or accruing under this Lease prior to the effective date of any such termination; and provided further that Tenant may rescind Landlord's election by (i) notifying Landlord in writing, within ten
(10) days after receipt of Landlord's written election to terminate this Lease, that Tenant will reoccupy the Demised Premises for business purposes and (ii) in fact, so reoccupying the Demised Premises for business purposes within sixty
(60) days thereafter.

         40. FORCE MAJEURE. In the event of strike, lockout, labor trouble, civil commotion, Act of God, or any other cause beyond a party's control (collectively "force majeure") resulting in the Landlord's inability to supply the services or perform the other obligations required of Landlord hereunder, this Lease shall not terminate and Tenant's obligation to pay Rent and all other charges and sums due and payable by Tenant shall not be affected or excused and Landlord shall not be considered to be in default under this Lease. If, as a result of force majeure, Tenant is delayed in performing any of its obligations under this Lease, other than Tenant's obligation to take possession of the Demised Premises on or before the Rental Commencement Date and to pay Rent and all other charges and sums payable by Tenant hereunder, Tenant's performance shall be excused for a period equal to such delay and Tenant shall not during such period be considered to be in default under this Lease with respect to the obligation, performance of which has thus been delayed.

         41. LANDLORD'S LIABILITY. Landlord shall have no personal liability with respect to any of the provisions of this Lease. If Landlord is in default with respect to its obligations under this Lease, Tenant shall look solely to Landlord's interest in and to the Project for satisfaction of Tenant's remedies, if any. For purposes hereof, Landlord's interest in the Project shall mean (a) Landlord's ownership interest in the Project, (b) all of Landlord's interest in all condemnation awards and insurance proceeds pertaining to the Project, and
(c) all rents and profits derived from the ownership and/or sale of the Project (or any portion thereof), after the date of any notice of default from Tenant to Landlord which is not subsequently cured. It is expressly understood and agreed that Landlord's liability under the terms of this Lease shall in no event exceed the amount of its interest in and to the Project. In no event shall any partner of Landlord nor any member or joint venturer in Landlord, nor any officer, director or shareholder of Landlord or any such partner, member or joint venturer of Landlord be personally liable with respect to any of the provisions of this Lease.

         42. LANDLORD'S COVENANT OF QUIET ENJOYMENT. Provided Tenant performs the terms, conditions and covenants of this Lease within any applicable notice and cure periods, and subject to the terms and provisions hereof, Landlord covenants and agrees to take all necessary steps to secure and to maintain for the benefit of Tenant the quiet and peaceful possession of the Demised Premises, for the Lease Term, without hindrance, claim or molestation by Landlord or any other person lawfully claiming by, through or under Landlord.

         43. SECURITY DEPOSIT. INTENTIONALLY DELETED.

         44. HAZARDOUS SUBSTANCES. (a) Tenant hereby covenants and agrees that Tenant shall not introduce or permit any of its employees, agents or contractors to introduce any "Hazardous Substances" (as hereinafter defined) in, on or under the Project or any part thereof, except for Hazardous Substances as are commonly and legally used or stored as a consequence of using the Demised Premises for general office and administrative purposes, but only so long as the quantities thereof do not pose a threat to public health or to the environment or would necessitate a "response action", as that term is defined in CERCLA (as hereinafter defined), and so long as Tenant strictly complies or causes compliance with all applicable governmental rules and regulations concerning the use, storage, production, transportation and disposal of such Hazardous Substances. Promptly upon receipt of Landlord's request, Tenant shall submit to Landlord true and correct copies of any reports filed by Tenant with any governmental or quasi-governmental authority regarding the generation, placement, storage, use, treatment or disposal of Hazardous Substances on or about the Demised Premises. Tenant also agrees to cooperate with Landlord and to provide access by Landlord and Landlord's representatives to any Tenant's records with respect to the Demised Premises relating to any assessment of the environmental condition of the Demised Premises and the generation, placement, storage, use, treatment or disposal of Hazardous Substances on or about the Demised Premises. For purposes of this Article 44, "Hazardous Substances" shall mean and include those elements or compounds which are contained in the list of Hazardous Substances adopted by the United States Environmental Protection Agency (EPA) or in any list of toxic pollutants designated by Congress or the EPA or which are defined as hazardous, toxic, pollutant, infectious or radioactive by any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to or imposing liability (including, without limitation, strict liability) or standards of conduct concerning, any hazardous, toxic or dangerous waste, substance or material, as now or at any time hereinafter in effect (collectively "Environmental Laws"). Tenant hereby agrees to indemnify Landlord and hold Landlord harmless from and against any and all losses, liabilities, including strict liability, damages, injuries, expenses, including reasonable attorneys' fees, costs of settlement or judgment and claims of any and every kind whatsoever paid, incurred or suffered by, or asserted against, Landlord by any person, entity or governmental agency for, with respect to, or as a direct or indirect result of, the introduction by Tenant or Tenant's employees, agents or contractors of any Hazardous Substances in, on or under the Project (including, without limitation, any losses, liabilities, including strict liability, damages, injuries, expenses, including reasonable attorneys' fees, costs of any settlement or judgment or claims asserted or arising under the Comprehensive Environmental Response, Compensation and Liability Act ["CERCLA"], any so-called federal, state or local "Superfund" or "Superlien" laws or any other Environmental Law); provided, however, that the foregoing indemnity is limited to matters arising solely from Tenant's violation of the covenant contained in this Article. The obligations of Tenant under this Article shall survive any expiration or termination of this Lease.

         (b) Landlord does hereby represent and warrant to Tenant that, to the best of Landlord's actual knowledge, neither the Land nor the existing improvements thereon contain any Hazardous Substances as of the date of this Lease except for Hazardous Substances as are commonly and legally used or stored as a consequence of maintaining and operating improvements of the nature currently located on the Land or as exist in legally compliant DE MINIMUS amounts in the Land's natural condition; provided, however, sampling performed by Landlord has indicated the presence of certain gasoline constituents in soil and groundwater on the Land, as set forth in a Report of Environmental Consulting Services by MACTEC Environmental and Consulting Services, dated October 7, 2004. Based on MACTEC's investigation, the primary source of such gasoline constituents appears to be a former gas station, located across Piedmont Road from the Land. This gas station is closed, and received a "no further action letter" from the Georgia Environmental Protection Division ("EPD") in April 2000. Written notification of the detection was provided to EPD on November 30, 2004. In response EPD issued a letter, dated January 13, 2005, stating that it has no reason to believe a release exceeding a reportable quantity has occurred on the Land, and that the Land theretofore will not be listed on the Hazardous Site Inventory. To the extent further action on such matter is required, the cost of such further action shall not be included in Operating Expenses under this Lease Landlord further hereby covenants and agrees that Landlord and its employees shall not generate, place, hold, store, use, treat or dispose of, nor will Landlord allow or permit the generation, placement, storage, use, treatment or disposal by Landlord's agents or contractors (acting within the scope of their agency or contract) of, any Hazardous Substances at the Project or any part thereof during the Lease Term except for Hazardous Substances customary for office buildings and then only in compliance with Environmental Laws. In the event Landlord is required under any Environmental Laws to remove or remediate any Hazardous Substances at the Project, Landlord shall comply (or cause compliance) with such requirement. Subject to Article 37 hereof, Landlord hereby agrees to indemnify Tenant and hold Tenant harmless from and against any and all losses, liabilities, including strict liability, damages, injuries, expenses, including reasonable attorney's fees, costs of settlement or judgment and claims of any and every kind whatsoever paid, incurred or suffered by, or asserted against, Tenant by any Person for, with respect to, or as a direct or indirect result of, the generation, placement, storage, use, treatment or disposal of Hazardous Substances at the Project by Landlord or its employees, or by Landlord's agents or contractors acting within the scope of their agency or contract.

         45. SUBMISSION OF LEASE. The submission of this Lease for examination does not constitute an offer to lease and this Lease shall be effective only upon execution hereof by Landlord and Tenant.

         46. SEVERABILITY. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws, the remainder of this Lease shall not be affected thereby, and in lieu of each clause or provision of this Lease which is illegal, invalid or unenforceable, there shall be added as a part of this Lease a clause or provision as nearly identical to the said clause or provision as may be legal, valid and enforceable.

         47. ENTIRE AGREEMENT. This Lease contains the entire agreement of the parties and no representations, inducements, promises or agreements, oral or otherwise, between the parties not embodied herein shall be of any force or effect. No failure of Landlord to exercise any power given Landlord hereunder, or to insist upon strict compliance by Tenant with any obligation of Tenant hereunder, and no custom or practice of the parties at variance with the terms hereof, shall constitute a waiver of Landlord's right to demand exact compliance with the terms hereof. This Lease may not be altered, waived, amended or extended except by an instrument in writing signed by Landlord and Tenant. This Lease is not in recordable form, and Tenant agrees not to record or cause to be recorded this Lease or any short form or memorandum thereof.

         48. HEADINGS. The use of headings herein is solely for the convenience of indexing the various paragraphs hereof and shall in no event be considered in construing or interpreting any provision of this Lease.

         49. BROKER. CW has represented Tenant in this transaction and CPI and CB have represented Landlord in this transaction. Broker(s) (as defined in
Article 1[q]) (are) entitled to a leasing commission from Landlord by virtue of this Lease, which leasing commission shall be paid by Landlord to Broker(s) in accordance with the terms of a separate agreement between Landlord and Broker(s). Tenant hereby authorizes Broker(s) and Landlord to identify Tenant as a tenant of the Building and to state the amount of space leased by Tenant in advertisements and promotional materials relating to the Building. Tenant represents and warrants to Landlord that (except with respect to any Broker[s] identified in Article 1[o] hereinabove) no broker, agent, commission salesperson, or other person has represented Tenant in the negotiations for and procurement of this Lease and of the Demised Premises and that (except with respect to any Broker[s] identified in Article 1[q] hereinabove) no commissions, fees, or compensation of any kind are due and payable in connection herewith to any broker, agent, commission salesperson, or other person as a result of any act or agreement of Tenant. Tenant agrees to indemnify and hold Landlord harmless from all loss, liability, damage, claim, judgment, cost or expense (including reasonable attorneys' fees and court costs) suffered or incurred by Landlord as a result of a breach by Tenant of the representation and warranty contained in the immediately preceding sentence or as a result of Tenant's failure to pay commissions, fees, or compensation due to any broker who represented Tenant, whether or not disclosed, or as a result of any claim for any fee, commission or similar compensation with respect to this Lease made by any broker, agent or finder (other than the Broker[s] identified in Article 1[q] hereinabove) claiming to have dealt with Tenant, whether or not such claim is meritorious. At Landlord's request, Tenant shall cause any agent or broker representing Tenant to execute a lien waiver to and for the benefit of Landlord, waiving any and all lien rights with respect to the Building and Land which such agent or broker has or might have under Georgia law.

         50. GOVERNING LAW. The laws of the State of Georgia shall govern the validity, performance and enforcement of this Lease.

         51. SPECIAL STIPULATIONS. The special stipulations attached hereto as EXHIBIT "H" are hereby incorporated herein by this reference as though fully set forth.

         52. AUTHORITY. If Tenant executes this Lease as a corporation, each of the persons executing this Lease on behalf of Tenant does hereby personally represent and warrant that Tenant is a duly incorporated or a duly qualified (if a foreign corporation) corporation and is fully authorized and qualified to do business in the State in which the Demised Premises are located, that the corporation has full right and authority to enter into this Lease, and that each person signing on behalf of the corporation is an officer of the corporation and is authorized to sign on behalf of the corporation. If Tenant signs as a partnership, joint venture, limited liability company or sole proprietorship or other business entity (each being herein called "Entity"), each of the persons executing on behalf of Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing Entity, that Tenant has full right and authority to enter into this

Lease, that all persons executing this Lease on behalf of the Entity are authorized to do so on behalf of the Entity, and that such execution is fully binding upon the Entity and its partners, joint venturers, or principal, as the case may be. Upon the request of Landlord, Tenant shall deliver to Landlord documentation satisfactory to Landlord evidencing Tenant's compliance with this Article, and Tenant agrees to promptly execute all necessary and reasonable applications or documents as reasonably requested by Landlord, required by the jurisdiction in which the Demised Premises is located, to permit the issuance of necessary permits and certificates for Tenant's use and occupancy of the Demised Premises.

         53. FINANCIAL STATEMENTS. Upon Landlord's written request therefor, but not more often than once per year, and only if such information is not otherwise available in the public domain through other sources, Tenant shall promptly furnish to Landlord a financial statement with respect to Tenant for its most recent fiscal year prepared in accordance with generally accepted accounting principles and certified to be true and correct by Tenant, which statement Landlord agrees to keep confidential and not use except in connection with proposed sale or loan transactions.

         54. JOINT AND SEVERAL LIABILITY. If Tenant comprises more than one person, corporation, partnership or other entity, the liability hereunder of all such persons, corporations, partnerships or other entities shall be joint and several.

         55. PARKING.

                  (a) PARKING PERMITS. (i) There will be parking provided for Tenant and other users of the Project in a parking garage adjacent to the Building, in parking areas underneath the Building, and in certain surface parking lots on the Project (collectively, the "Building Parking Facilities"). Landlord shall offer and make available to Tenant as of the Rental Commencement Date, and Tenant shall accept and pay for, a total of sixty-eight (68) access cards or parking permits ("Parking Permits") for the "Tenant Parking" area of the Building Parking Facilities (which will be located in whole or in part in the separate free-standing parking deck) as follows:

                           Six (6) of such  Parking  Permits  provided to Tenant
                  shall entitle each holder thereof to park in an assigned, numbered parking space in the parking deck located on the Land (and of such 6 Parking Permits, 2 shall be for the executive parking area for the Building, as designated by Landlord). The initial fee for such Parking Permits shall be One Hundred Twenty-Five and No/100 Dollars ($125.00) per Parking Permit per month, and such fee shall be subject to increase, as provided below.

                           The  remainder  of such Parking  Permits  provided to
                  Tenant (initially 62) shall entitle each holder thereof to park in an unassigned parking space in the "Tenant Parking" area in the parking deck, and the initial fee for such Parking Permits shall be Ninety Five and No/100 Dollars ($95.00) per Parking Permit per month, and such fee shall be subject to increase, as provided below.

                  (ii) Every three (3) years during the Lease Term, starting with the third (3rd) anniversary of the Rental Commencement Date, Tenant shall designate by a notice to Landlord the number of Parking Permits Tenant desires to be issued by Landlord and pay for (for both the area with assigned, number parking spaces and the area with unreserved parking spaces), and which Landlord shall make available and provide to Tenant, for the next three (3) years of the Lease Term, such number designated by Tenant to be any number be any number between 0 and the number of Parking Permits expressly set forth in Article 55(a)(i) above.

                  (iii) Tenant agrees to pay to Landlord the parking fees for all such Parking Permits on a monthly basis, together with each monthly installment of Base Rental, commencing on the Rental Commencement Date and thereafter throughout the Lease Term. The rates for all Parking Permits shall increase as of January 1, 2009, and as of the first day of each succeeding calendar year, at the rate of three percent (3%) per year on a compounded basis; provided, however, that every three (3) years, starting with calendar year 2012, the cost due from Tenant for the Parking Permits shall be adjusted to the "Market Parking Rate", as described in Article 55(e) herein. Tenant shall have the right to assign any of its Parking Permits only to any permitted assignees or sublessees under this Lease.

                  (b) CARD FEES. Landlord may establish and require payment of a reasonable fee for the issuance of replacement permits or cards.

                  (c) CONDEMNATION OR CASUALTY AFFECTING PARKING. If the number of parking spaces available in the Project's parking facilities is reduced, either temporarily or permanently, as a result of a casualty or taking by condemnation, Landlord shall have the right to effect a proportionate reduction in the number of Parking Permits provided to Tenant, but only so long as such parking spaces are unavailable as a result of the applicable casualty or taking, and Tenant shall not be obligated to pay fees for any Parking Permits not provided to Tenant during such periods.

                  (d) RELINQUISHMENT OF PARKING PERMITS. In addition to the rights of Tenant to relinquish Parking Permits under Article 55(a)(ii) above, Tenant may at any time on sixty (60) days prior written notice to Landlord relinquish its rights to all or any portion of the Parking Permits allocated to it; provided, however, in no event shall Tenant have the right to reinstate any Parking Permits relinquished by Tenant, and if Tenant thereafter desires to increase the number of Parking Permits allocated to it, Tenant may do so only if available and at such then available rates and terms (which Tenant acknowledges and agrees may be for a month-to-month term or less).

                  (e) MARKET PARKING RATE. The Market Parking Rate shall be, for Parking Permits in both reserved and un-reserved parking areas, the average monthly rate for such parking spaces charged in the parking decks at those certain buildings located in the Buckhead, Area, Atlanta, Georgia sub-market, and known as "Monarch I" and "Monarch

         II"; "Alliance Center"; "Prominence"; and the "Pinnacle". If any of such buildings is no longer used and operated as first-class, multi-tenant office building, then Landlord and Tenant shall, in their respective reasonable judgment, agree upon a substitute building and parking facility in the Buckhead Area, Atlanta, Georgia sub-market for such building.

         56. EXTENSION OPTION.

                  56.1 EXERCISE. Tenant shall have the option to extend the Lease Term for the Demised Premises for two (2) extended terms of five (5) years each (individually or collectively, as the context suggests, an "Extended Term"). Such option shall be exercised by irrevocable written notice to Landlord given not less than fifteen (15) months prior to the expiration of the initial Lease Term. The Extended Term shall be upon the same covenants, agreements, terms and conditions that are contained herein for the initial Lease Term, as the same shall then be in effect hereunder, except as expressly provided herein to the contrary. Tenant may not exercise an option to extend the Lease Term for the Extended Term if any Event of Default by Tenant under this Lease has occurred and is continuing. Landlord and Tenant shall begin to negotiate the amount of Market Base Rental Rate promptly following Tenant's notice.

                  56.2 BASE RENTAL DURING EXTENDED TERMS. As of the commencement of the Extended Term, the Base Rental rate for the Demised Premises shall be adjusted to the prevailing Market Base Rental Rate (hereinafter defined) as of the commencement of the Extended Term. Tenant shall continue to pay Tenant's Forecast Additional Rental and Tenant's Additional Rental as provided in Article 8 hereof.

                  56.3 MARKET BASE RENTAL RATE DEFINED. Whenever used in this Lease, the term "Market Base Rental Rate" as of any date shall mean the annual net (excluding that portion of the rate associated with operating expenses) rental rate per square foot of net rentable area which a willing landlord under no compulsion would agree to accept as of such date from a tenant having the creditworthiness of Tenant, and such a willing tenant under no compulsion would agree to pay as of such date, under new leases (based on the projected Term) of space in comparable office buildings located in the Buckhead area of Atlanta, Georgia comparable to the space for which the Market Base Rental Rate is being determined and on a comparable basis (taking into consideration use, location and/or floor level within the applicable building, definition of rentable floor area, leasehold improvements provided, remodeling credits or allowances granted, quality, age and location of the applicable building, rental concessions [such as abatements, free rent or lease assumptions], the time the particular rate under consideration became effective, size of tenant, relative operating expenses, relative services provided, etc.). If Landlord and Tenant are unable to agree upon the applicable Market Base Rental Rate prior to the date which is twelve (12) months before the commencement of the Extended Term, either party may demand arbitration as hereinafter provided:

                           (i) All proceedings  shall be conducted  according to
                  the Rules of the American Arbitration Association except as hereinafter provided. No action at law or equity in connection with any such disputes shall be brought until arbitration hereunder shall have been waived, either expressly or pursuant to this Article.

                           (ii) All disputes subject to arbitration in accordance with this Article shall be raised by notice to the other party hereto. If one of the parties properly demands arbitration, then the agreement to arbitrate as herein set forth shall be mandatory, and each party shall deliver to the other, within ten (10) days after the date of demand, that party's determination of the Market Base Rental Rate then in question, which amount shall be used by the arbitrator pursuant to subparagraph (v) below to determine the Market Base Rental Rate.

                           (iii) Tenant and Landlord shall mutually and promptly
                  select a person who has had not less than ten (10) years' experience in the Metropolitan Atlanta, Georgia area in commercial office leasing matters, to act as arbitrator hereunder. If a selection is not made within thirty (30) days after a demand for arbitration is made, the arbitrator shall, upon the request of either party, be appointed by the American Arbitration Association. The arbitration proceedings shall take place at a mutually acceptable location in the City of Atlanta, Georgia.

                           (iv) In  determining  any  controversy or dispute the
                  arbitrator shall apply the pertinent provisions of this Lease without departure therefrom in any respect. The arbitrator shall not have the power to add to, modify or change any of the provisions of this Lease, but this provision shall not prevent in any appropriate case the interpretation, construction and determination by the arbitrator of the applicable provisions of this Lease to the extent necessary in applying the same to the matters to be determined by arbitration.

                           (v) Subject to subparagraph (a) above, the arbitrator
                  shall determine which of the Market Base Rental Rates proposed by Landlord and Tenant is closest to the Market Base Rental Rate as determined by the arbitrator, and such Market Base Rental Rate chosen by Landlord or Tenant, which is closest to the rate determined by the arbitrator, shall be deemed to be the Market Base Rental Rate hereunder. The decision of the arbitrator shall be final and binding upon the parties hereto.

                           (vi) During any arbitration  proceedings  pursuant to
                  this Article, the parties hereto shall continue to perform and discharge all their respective obligations under this Lease. If the decision of the arbitrator has not been made prior to the commencement of the Extended Term, the Base Rental to be paid by Tenant for the portion of the Extended Term prior to the arbitrator's decision shall be calculated at the lower of the two rates submitted to the arbitrator in accordance with subparagraph (ii) above. If the Base Rental rate for the Extended Term shall increase above the lower of said two rates as a result of such arbitration, such increase shall be deemed to be effective as of the first day of the Extended Term, and Tenant shall promptly pay to Landlord all additional Base Rental resulting from such adjustment, together with interest on such additional Base Rental from the respective dates same would have been due and payable until paid, at the rate of interest announced from time to time by Bank of America, N.A. or any successor thereof, as the "prime rate".

                  56.4 NO EXTENSION BY SUBTENANT. Tenant shall not have the right to assign its extension rights to any sublessee of the Demised Premises, nor may any such sublessee exercise such extension rights, but Tenant may assign its extension rights to a permitted assignee, if any, of all of Tenant's rights under this Lease.

                  56.5  CONDITION  OF  LEASEHOLD  IMPROVEMENTS.   The  leasehold
improvements will be provided in their then existing condition (on an "as is" basis) at the time the Extended Term commences.

         57. RENT ABATEMENT FOR CESSATION OF ESSENTIAL BUILDING SERVICES. If any essential building service (i.e. only water, electricity, sewer, elevator service, HVAC or emergency life safety systems) are either interrupted or not provided to the level of required Building Standard Services for a period of five (5) consecutive Business Days (other than because of the negligent or intentional act or neglect of Tenant, its agents, contractors, partners or employees or failure of a public utility) and if Tenant is unable (based upon reasonable commercial standards) to operate its business in the Demised Premises, or any portion thereof, as a result of the interruption in or deficient level of such essential building service, there shall be an abatement of Base Rental and Tenant's Additional Rental in proportion that the Demised Premises are unusable after said fifth (5th) Business Day until such services are restored. If such essential building services are interrupted or not provided to the level of required Building Standard Services due to failure of a public utility, there shall be an abatement of Base Rental and Tenant's Additional Rental only if Landlord's rent loss insurance shall provide benefits for the particular failure of the public utility and only for the period of coverage of such rent loss insurance. Landlord will agree to use its best efforts to restore such services as soon as possible. If Landlord is not able to restore such service described above within one hundred eighty (180) days after the service is first interrupted, other than in connection with a Casualty, Tenant may send notice (the "Additional Cure Period Notice") that if such services are not restored within thirty (30) days after the date of such notice (the "Additional Cure Period"), then Tenant shall have the right to terminate this Lease at any time after the Additional Cure Period. The Additional Cure Period Notice shall be sent by Tenant to either (i) Landlord, if Tenant has not entered into a non-disturbance agreement with a mortgagee that currently holds a mortgage on the Project or (ii) Landlord and mortgagee, if Tenant has entered into a non-disturbance agreement with a mortgagee that currently holds a Mortgage on the Project. If such services are not restored by the end of the Additional Cure Period, then Tenant shall have the right to terminate this Lease by giving written notice to Landlord (and such mortgagee, if applicable) provided such services have not be restored before the date of such notice, and such notice of termination from Tenant shall set forth the date this Lease shall terminate, which date shall not be more than two hundred ten (210) days after the date of notice, in which event this Lease shall terminate as of the date of termination as set forth in such notice as though the date set forth in such notice were the last date of the natural expiration of the Lease Term.

          58. TENANT'S SELF-HELP REMEDY. If Landlord fails to perform any agreement or obligation on its part to be performed under this Lease, Tenant shall have the right (a) if no emergency exists (a condition which creates a risk of imminent danger to persons or substantial damage to property), to perform the same after giving thirty (30) days' notice to Landlord and to any party entitled to receive notices hereunder, provided Landlord shall not commence to cure such default within such thirty (30) day period and thereafter proceed with due diligence to do so; and (b) in any emergency situation, to perform the same immediately without notice or delay. Tenant agrees that if Tenant is entitled and elects to rectify any default as aforesaid, Tenant shall effect such cure in a reasonable manner and so as not to interfere unreasonably with the rights of third parties, including other tenants. Landlord shall reimburse Tenant for the reasonable costs and expenses incurred by Tenant in rectifying defaults as aforesaid. Tenant shall provide Landlord with copies of the invoices or other written evidence of the costs incurred by Tenant for which Tenant claims reimbursement. Any act done by Tenant pursuant to this Article shall not constitute a waiver by Tenant of any such default by Landlord or a waiver of any covenant, term or condition herein contained or the performance thereof. If (i) Tenant obtains a final judgment by a court of competent jurisdiction against Landlord on account of any breach by Landlord of any covenant or obligation to be performed by Landlord under this Lease and (ii) Landlord does not pay the amount due Tenant under such final judgment within the time provided for payment of such judgment or court order, Tenant may, at its option, upon thirty (30) days' notice to Landlord (with a copy of such notice being sent to any party entitled to receive notices hereunder) offset such amount due Tenant against its payment of Rent payable under this Lease to the extent of such amount due. Any amount so offset shall be subject to recovery by Landlord in the event Landlord shall prevail in connection with any appeal of such judgment. Tenant agrees that the cure or rectification by any party entitled to receive notice hereunder shall be deemed a cure or rectification by Landlord hereunder.

         59. SIGNAGE.

                  59.1 PROJECT MONUMENT SIGN. Subject to applicable law, Landlord shall install a monument sign for the Project in a location designated by Landlord in its reasonable discretion. Landlord represents and warrants that Landlord currently has all appropriate permits and authorizations to construct and place such monument sign from the applicable governmental authorities. The cost of maintaining, repairing and replacing such monument sign for the Project (but not the cost of constructing such monument sign) shall be included in Operating Expenses under this Lease. For so long as Tenant and/or any Affiliate of Tenant leases at least two (2) floors in the Building and occupies at least the number of square feet of Rentable Floor Area in the Building equal to fifty percent (50%) of the Rentable Floor Area of the initial Demised Premises leased under this Lease, Tenant shall have the right, at Tenant's cost, to place Tenant's graphics identifying the name of Tenant and Tenant's logo on a panel to be placed on such monument sign. The design and color of Tenant's sign panel and graphics for such monument sign and the method of attachment thereto shall be subject to the prior written approval of Landlord, which approval shall not be unreasonably withheld, conditioned or delayed. The size of Tenant's sign panel on the monument sign for the Project shall be consistent with the design specifications of such monument sign. There shall be multiple panels on the monument sign, and the sign panels and graphics on the monument sign shall be of equal size. Landlord shall respond to any such request for approval of Tenant's sign panel and graphics, stating the reasons for any disapproval, within fifteen (15) days after receipt by Landlord of Tenant's plans for such sign panel and graphics, and if Landlord fails to respond within such fifteen (15) day period, Landlord will be deemed to have approved such plans. Landlord may withhold approval of such sign panel and graphics if the proposed method of attachment is such as would cause damage to or defacement of the monument sign upon removal of such sign panel and graphics, normal wear and tear excepted. If Tenant and/or any Affiliate of Tenant shall cease to lease at least two (2) floors in the Building, or to occupy at least the number of square feet of Rentable Floor Area in the Building equal to fifty percent (50%) of the Rentable Floor Area of the initial Demised Premises leased under this Lease, Landlord can elect to cause Tenant to remove its graphics from such monument sign. If the removal of Tenant's sign panel and graphics from such monument sign causes damage or defacement of such monument sign, Tenant shall be responsible for the reasonable cost of repair of such monument sign, normal wear and tear excepted. Such obligation shall survive any expiration or termination of this Lease.

                  59.2 INTERIOR SIGNS. On any floor of the Building completely leased by Tenant, Tenant shall, at its sole cost and expense, be permitted to install any signage (including signage on the walls of any elevator lobbies on floors on which Tenant occupies all of the square feet of Rentable Floor Area), provided that such signage complies with all Legal Requirements and is not visible from the exterior of the Building. With respect to any floor of the Building on which Tenant leases some, but not all, of the Rentable Floor Area on such floor, Landlord may elect for Tenant's sign(s) at its entrance(s) on such floor to be consistent with the Building Standard signs for partial floor tenants.

         60. DELIVERY DATE, SUBSTANTIAL COMPLETION AND RIGHTS OF TENANT. (a) Landlord agrees to keep Tenant advised of the progress of the construction obligations of Landlord under this Lease so the parties can determine as soon as possible whether the Demised Premises Delivery Date will be delayed beyond June 1, 2007. Landlord agrees to provide Tenant and its representatives and contractors with access to the construction site, the Building and the Demised Premises (subject to compliance with reasonable construction safety requirements) and to Landlord's employees and general contractor for purposes of determining the progress of construction.

          (b) If the Demised Premises Delivery Date does not occur on or before September 1, 2007 Landlord shall be liable for and shall reimburse Tenant for all Holdover Costs. For purposes of this Article, "Holdover Costs" shall mean
(i) any monthly holdover rent during any holdover or agreement of holdover payable by Tenant with respect to the space leased by Tenant at Suite 700 of the Lenox Building, at 3399 Peachtree Road, Atlanta, Georgia 30326 (the "Existing Space") in excess of the monthly gross rental for the Existing Space under that certain lease by and between Tenant and Property Georgia OBJLW Two Corporation, dated March 3, 1997 (the " Existing Lease"), on October 31, 2007; (ii) monthly gross rent payable by Tenant for all temporary leased premises during the term of all leases of such temporary space in excess of the monthly rental payable by Tenant under the Existing Lease, on October 31, 2007; (iii) reasonable moving expenses, communications installation expenses (such as phones, satellite cabling and computer wiring) together with any reasonable tenant improvement costs, if applicable, incurred in moving from the Existing Space to all temporary premises so as to place all temporary premises in a condition providing the reasonable requirements for Tenant's use; (iv) reasonable storage costs incurred by Tenant in temporarily storing items of personal property prior to the occurrence of the Rent Commencement Date; (v) printing and disbursement of announcements with respect to all temporary relocations, telephone switching costs, and broker's fees in connection with the lease of all temporary premises; and (vi) rental payments as provided in the last sentence of subparagraph (e) below. Any amounts payable hereunder by Landlord to Tenant shall be paid within twenty (20) days of demand and if such are not timely paid shall bear interest at the rate specified in Article 11 hereof. Holdover Costs shall expressly exclude any consequential, exemplary or punitive damages suffered or incurred by Tenant as a result of any holdover by Tenant in the Existing Space beyond the term provided in the Existing Lease or any lease of temporary premises.

         (c) As soon as Tenant reasonably determines that the Demised Premises Delivery Date will not occur by September 1, 2007 (taking into account any program of overtime labor instituted by Landlord) and therefore Tenant will require office space to be occupied beyond October 31, 2007, Tenant agrees to notify Landlord of such determination and, subject to Tenant's ultimate right to determine its course of action, to consult with Landlord concerning Tenant's efforts to obtain an extension of the Existing Lease or to obtain temporary space in the Buckhead area of Atlanta, Georgia, or if none is available, in the Midtown area of Atlanta, Georgia, or if none is available, in other areas of metropolitan Atlanta, Georgia acceptable to Tenant in its discretion. Tenant agrees to use good faith efforts to obtain the right to holdover under the Existing Lease under commercially reasonable terms under the circumstances then existing and the parties acknowledge that it is Tenant's preference as well as being commercially appropriate that Tenant remain in the Existing Space if the Demised Premises Delivery Date will not occur on or before September 1, 2007. If Tenant determines that it can not holdover in the Existing Space, Tenant shall use good faith efforts to negotiate for temporary space on commercially reasonable terms under the circumstances then existing. Landlord acknowledges that there may need to be multiple temporary premises and there may be multiple moves to temporary premises from time to time depending upon how long space is available and when the Rent Commencement Date is anticipated to occur; provided, however, Landlord acknowledges that Tenant needs to minimize the number of moves and the number of temporary premises to minimize disruptions to its normal business operations and that it is Tenant's preference for all temporary space to be in Buckhead or locations as close as possible, providing appropriately furnished space in appropriate class buildings. At the time any such requirement to holdover may occur, Tenant agrees that it shall show why amounts for the Existing Space were commercially reasonable, taking into account the amount of square footage in the Existing Space, the need for continuity of normal business operations, the time between the point in time when Tenant makes its determination that it must holdover or find temporary space and October 31, 2007, as well as the availability of contiguous space, appropriately finished as provided above, in the Buckhead area and the rental rate for such temporary space.

         (d) Tenant agrees to advise Landlord of the action it proposes to take with respect to each holdover or moves to temporary space, specifying the action to be taken (whether holdover in the Existing Space or movement to temporary space), length of lease terms, rental rates,

"ballpark" anticipated cost to move, and "ballpark" other anticipated Holdover Costs. Landlord shall have five (5) Business Days within which to provide approval of or written objections to Tenant's proposed actions, specifying the reasons therefor and in the event Landlord fails to timely do so, Landlord shall be deemed to have agreed to the proposed actions of Tenant and "ballpark" costs associated therewith. If Landlord objects, Tenant, in its sole discretion, shall have the right to proceed as follows:

                  (1) Tenant shall have the right to take the proposed actions and at the same time refer the matter to arbitration as provided in (2) below; or

                  (2) Tenant shall have the right to notify Landlord of its choice of an arbitrator in which case Landlord shall then have two (2) Business Days within which to designate its arbitrator, failing which the Tenant's arbitrator shall be the arbitrator for purposes of this Article. If Landlord timely designates its arbitrator, then the two arbitrators shall choose a third arbitrator within three (3) Business Days thereafter, failing which the third arbitrator shall be appointed by the Chief Judge of the Superior Court of Fulton County, Georgia upon petition therefor by either party. Each arbitrator shall be independent of Landlord and Tenant and shall be a commercial real estate broker with at least ten (10) years' experience in commercial office leasing in the Atlanta metropolitan area. The arbitrator(s) shall designate their own rules concerning hearings and evidence and conduct such hearings and take such evidence as soon as possible and render their judgment as soon as possible. The cost and expense of such arbitration shall be borne by the losing party, which determination shall be made by the arbitrator(s). If, however, in order to be enforceable in the courts in the State of Georgia, the arbitrator(s) are required to adopt any particular rules or procedures, such rules and procedures shall be binding upon them and the arbitration proceeding shall be conducted in accordance therewith. The arbitrator's decision shall be final and binding on Landlord and Tenant. The sole issue for the arbitrator(s) shall be whether the terms of the proposed action including rental rate and other Holdover Costs and length of term as proposed by Tenant are commercially reasonable taking into account the factors provided above, and, if the arbitrator(s) determines that the proposed action is not commercially reasonable, he or she (or they) shall determine the "excess" portion, which "excess" portion shall be excluded from the determination of Holdover Costs; PROVIDED, HOWEVER, any amount of holdover rent with respect to the Existing Space equal to or less than the Approved Rate shall not be subject to arbitration and shall not be "excess" and the arbitrator(s) shall consider such factors only as of the time Tenant took the proposed action. If Tenant chooses this option
         (2) first, it may then elect to proceed or not to proceed with the proposed action or pursue other alternatives and provide notice in accordance with the provisions hereof.

         (e) If Tenant holds over at the Existing Space or leases a temporary space, subject to the terms and provisions of this Article dealing with the determination of whether the terms of such holdover or move to temporary space are commercially reasonable, Landlord shall be liable for the Holdover Costs during the term of the holdover or leases of temporary space even if such terms exceeds the actual Rental Commencement Date, but in no event shall Landlord be liable for Holdover Costs attributable to any holdover or lease of temporary space beyond April 1,

2008,  except as  expressly  provided in  subparagraph  (f) below.  In addition, subject to the terms and provisions of this Article dealing with the determination of whether the terms of such holdover or moves to temporary space are commercially reasonable, Landlord shall be liable for gross rentals payable, and actually paid, by Tenant for such holdover or temporary space which are attributable to the period after the Rental Commencement Date, but in no event shall Landlord be liable for gross rentals for such holdover or temporary space attributable to the period after April 1, 2008, except as expressly provided in subparagraph (f) below.

         (f) If Landlord determines at any time that the Demised Premises Delivery Date shall not occur on or before April 1, 2008, Landlord shall have the right to give written notice to Tenant of such determination and to specify in such written notice the date that Landlord reasonably anticipates that the Demised Premises Delivery Date shall occur. Upon receipt of such written notice from Landlord, Tenant shall have a period of fifteen (15) Business Days within which to elect, as its sole remedy for Landlord's failure in such event, to terminate this Lease by delivering written notice of such termination to Landlord, and upon the termination of this Lease by Tenant under this subparagraph (f), Landlord and Tenant shall have the same rights and obligations as though this Lease were terminated by Tenant pursuant to subparagraph (g). If Tenant does not terminate this Lease within such fifteen (15) Business Day period, the April 1, 2008 date set forth in subparagraph (e) above shall be deemed to be changed to the date that Landlord anticipates that the Rental Commencement Date shall occur as specified in Landlord's notice to Tenant, and the April 1, 2008 date set forth in subparagraphs (d) and (e) above shall be deemed to be the date immediately prior to such changed date.

         (g) If the Demised Premises Delivery Date has not occurred on or before April 1, 2008 (as such date may be extended under Article 40 or EXHIBIT "D" of this Lease), then Tenant shall have fifteen (15) business days to elect to terminate this Lease by delivering notice of such termination to Landlord, and upon the termination of this Lease by Tenant under this subparagraph, Landlord and Tenant shall have the same rights and obligations as though this Lease were terminated by Tenant pursuant to the paragraph above, and Landlord shall owe to Tenant, as Landlord's sole obligation and Tenant's sole recourse for such failure, Fifteen and No/100 Dollars ($15.00) per square foot of Rentable Floor Area in the Demised Premises. Notwithstanding any other provision in this Lease, if Tenant elects such remedy, then such termination right of Tenant and the reimbursement obligation of Landlord described above shall be Tenant's sole and exclusive remedy for Landlord's failure to timely complete its construction obligations, Tenant hereby waiving and relinquishing all other rights and remedies at law or in equity against Landlord for such failure, including, without limitation any suit for monetary damages. The liability of Landlord for payment of the reimbursement amounts shall survive the termination of this Lease under this paragraph. If Tenant does not terminate this Lease within such fifteen (15) business day period, the Demised Premises Delivery Date set forth above shall be deemed to be changed to the date that Landlord anticipates that the Demised Premises Delivery Date shall occur as specified a notice from Landlord to Tenant, and no further or additional amounts shall be due from Landlord for such deferred Demised Premises Delivery Date.

         61. PATRIOT ACT. Each party hereto represents and warrants to the other that such party is not, and is not acting, directly or indirectly, for or on behalf of, any person or entity named as a "specially designated national and blocked person" (as defined in Presidential Executive Order 13224) on the most current list published by the U.S. Treasury Department Office of Foreign Assets Control, and that such party is not engaged in this transaction, directly or indirectly, on behalf of, and is not facilitating this transaction, directly or indirectly, on behalf of, any such person or entity. Each party also represents and warrants to the other that neither such party nor its constituents or affiliates are in violation of any laws relating to terrorism or money laundering, including the aforesaid Executive Order and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Public Law 107-56), as amended. Each party hereby agrees to defend, indemnify and hold harmless the other party from and against any and all claims, damages, losses, risks, liabilities and expenses (including reasonable attorneys' fees and costs) arising from or related to any breach of the foregoing representations and warranties by the indemnifying party.

         IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the day, month and year first above written.

                                     "LANDLORD"

                                     3280 PEACHTREE I LLC,
                                     a Georgia limited liability company

                                     By:      Cousins Properties Incorporated,
                                              a Georgia corporation, Member

                                     By:      /s/ Jack A. Lahue
                                              ----------------------------------
                                     Its:     Senior Vice President
                                              ----------------------------------

                                                       (CORPORATE SEAL)


                                     "TENANT":

                                     AMERICAN TELECONFERENCING SERVICES, LTD.,
                                     D/B/A PREMIERE GLOBAL SERVICES

                                     By:      /s/ Jeffrey A. Allred
                                              ----------------------------------
                                     Name:    Jeffrey A. Allred
                                              ----------------------------------
                                     Title:   Chief Executive Officer
                                              ----------------------------------

                                     Attest:  /s/ L. Scott Askins
                                              ----------------------------------
                                     Name:    L. Scott Askins
                                              ----------------------------------
                                     Title:   Svp - Legal and Secretary
                                              ----------------------------------

                                              (CORPORATE SEAL)